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                                                                    Exhibit 10.2

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                          LOAN AGREEMENT (FIRST LIEN)

                                    between

                              WATERFORD PARK, LLC,
                                         as Borrower

                                      and

                                 SEPRACOR, INC.
                                         as Lender

                             as of January 30, 2001

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Relating to a 192,600 (+/-) square foot office building at Solomon Pond
Corporate Center, Marlborough, Massachusetts, and secured by a first leasehold mortgage lien thereon.

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                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

1.   DEFINITIONS AND RULES OF INTERPRETATION...................................1
   1.1    Definitions..........................................................1
   1.2    Rules of Interpretation..............................................9
2.   AGREEMENT TO MAKE ADVANCES; LIMITATIONS...................................9
   2.1    Agreement to Make Advances...........................................9
   2.2    Project Budget.......................................................9
   2.3    Amount of Advances..................................................10
   2.4    Quality of Work.....................................................10
   2.5    Cost Overruns and Savings...........................................10
   2.6    Contingency Reserve.................................................11
   2.7    Stored Materials....................................................11
3.   MAKING THE ADVANCES......................................................12
   3.1    Draw Request........................................................12
   3.2    Notice and Frequency of Advance.....................................13
   3.3    Payment of Funds Advanced...........................................13
   3.4    Advances to Contractor to Others....................................13
   3.5    Advances Do Not Constitute a Waiver.................................14
   3.6    Right to Retain the Construction Inspector..........................14
4.   THE NOTE; REPAYMENT OF LOAN..............................................14
   4.1    The Note............................................................14
   4.2    The Record..........................................................15
   4.3    Interest on the Loan; Payments on the Loan..........................15
   4.4    Prepayment; Refinancing.............................................16
   4.5    Maturity............................................................17
5.   LOAN MATURITY DATE; CONVERSION OF CONSTRUCTION LOAN......................17
   5.1    Loan Maturity Date..................................................17
   5.2    Extension of Maturity Date..........................................17
6.   FEES; PAYMENTS AND COMPUTATIONS..........................................17
   6.1    Commitment and Administration Fee...................................17
   6.2    Inspection Fee.  [Intentionally Omitted.]...........................17
   6.3    Place of Payments...................................................17
7.   COLLATERAL SECURITY AND GUARANTY.........................................18
8.   REPRESENTATIONS, WARRANTIES AND COVENANTS................................18
   8.1    Organization; Authority, Etc........................................18
   8.2    Title to Assets.....................................................19
   8.3    Financial Statements................................................19


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   8.4    No Material Changes, Etc............................................19
   8.5    Franchises, Patents, Copyrights, Etc................................19
   8.6    Litigation..........................................................19
   8.7    No Materially Adverse Contracts, Etc................................19
   8.8    Compliance With Other Instruments, Laws, Etc........................19
   8.9    Tax Status..........................................................20
   8.10   No Event of Default.................................................20
   8.11   Setoff, Etc.........................................................20
   8.12   Certain Transactions................................................20
   8.13   Subsidiaries........................................................20
   8.14   Partners, Beneficiaries, Etc........................................20
   8.15   ERISA...............................................................20
   8.16   Availability of Utilities...........................................20
   8.17   Access..............................................................20
   8.18   Condition of Project................................................21
   8.19   Compliance with Requirements........................................21
   8.20   Project Approvals...................................................21
   8.21   Construction Contract...............................................22
   8.22   Other Contracts.....................................................22
   8.23   Violations..........................................................22
   8.24   Plans and Specifications............................................22
   8.25   Project Budget......................................................22
   8.26   Effect of Draw Request..............................................22
9.   AFFIRMATIVE COVENANTS OF THE BORROWER....................................23
   9.1    Punctual Payment....................................................23
   9.2    Commencement, Pursuit and Completion of Construction................23
   9.3    Correction of Defects...............................................23
   9.4    Insurance; Bonds....................................................23
   9.5    Inspection of Project and Books.....................................24
   9.6    Compliance with Laws, Contracts, Licenses, and Permits..............24
   9.7    Use of Proceeds.....................................................24
   9.8    Project Costs.......................................................24
   9.9    Laborers, Subcontractors and Materialmen............................24
   9.10   Further Assurance of Title..........................................25
   9.11   Further Assurances Regarding Construction...........................25
10.  NEGATIVE COVENANTS OF THE BORROWER.......................................25
   10.1   Restriction on Change Orders........................................25
   10.2   No Amendments, Terminations or Waivers..............................26
11.  CONDITIONS TO CLOSING AND INITIAL ADVANCE................................26
   11.1   Loan Documents......................................................26
   11.2   Construction Documents..............................................27


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   11.3   Subcontracts........................................................27
   11.4   Other Contracts.....................................................27
   11.5   Leases..............................................................27
   11.6   Certified Copies of Organization Documents..........................27
   11.7   Resolutions.........................................................27
   11.8   Incumbency Certificate; Authorized Signers..........................27
   11.9   Validity of Liens...................................................27
   11.10  Deliveries..........................................................28
   11.11  Construction Inspector Report.......................................29
   11.12  Legal and Other Opinions............................................29
   11.13  Lien Search.........................................................29
   11.14  Mechanic's Lien Law.................................................29
   11.15  Notices.............................................................30
   11.16  Appraisal...........................................................30
   11.17  Fees................................................................30
   11.18  Performance; No Default.............................................30
   11.19  Representations and Warranties......................................30
   11.20  Proceedings and Document............................................30
   11.21  Waiver..............................................................30
   11.22  Incomplete Construction Documents...................................30
12.  CONDITIONS OF SUBSEQUENT ADVANCES........................................31
   12.1   Prior Conditions Satisfied..........................................31
   12.2   Performance; No Default.............................................31
   12.3   Representations and Warranties......................................31
   12.4   No Damage...........................................................31
   12.5   Receipt of the Lender...............................................31
   12.6   Mechanic's Lien Law.................................................32
   12.7   Release of Retainage................................................33
   12.8   Waiver..............................................................34
13.  EVENTS OF DEFAULT AND REMEDIES...........................................34
   13.1   Events of Default...................................................34
   13.2   Termination of Advances and Acceleration............................38
   13.3   Completion of Project...............................................38
   13.4   Other Remedies......................................................39
   13.5   Distribution of Collateral Proceeds.................................40
   13.6   Power of Attorney...................................................40
   13.7   Waivers.............................................................40


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14.  SETOFF...................................................................41
15.  AGREEMENTS RELATING TO TENANT LEASE. FAILURE TO FUND.....................41
16.  EXPENSES.................................................................42
17.  INDEMNIFICATION..........................................................42
18.  LIABILITY OF THE LENDER..................................................43
19.  RIGHTS OF THIRD PARTIES..................................................43
20.  SURVIVAL OF COVENANTS, ETC...............................................43
21.  ASSIGNMENT...............................................................44
22.  RELATIONSHIP.............................................................44
23.  NOTICES..................................................................44
24.  GOVERNING LAW............................................................45
25.  CONSENT TO JURISDICTION; WAIVERS.........................................45
26.  HEADINGS.................................................................46
27.  COUNTERPARTS.............................................................46
28.  ENTIRE AGREEMENT, ETC....................................................46
29.  CONSENTS, AMENDMENTS, WAIVERS, ETC.......................................46
30.  TIME OF THE ESSENCE......................................................47
31.  SEVERABILITY.............................................................47

EXHIBITS

         A        -        Construction Schedule
         B        -        Disbursement Schedule
         C        -        [Reserved]
         D        -        [Reserved]
         E        -        Plans and Specifications
         F        -        Project Budget
         G        -        Borrower's Requisition
         H        -        Contractor's Requisition Certificate
         I        -        [Reserved]
         J        -        Tenant Improvements Summary
         K        -        Lien Form
         L        -        [Reserved]
         M        -        [Reserved]
         N        -        [Reserved]


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                                   SCHEDULES

         8.14                  -    Partners, Beneficiaries, Etc.
         Schedule 8.20         -    Project Approvals


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                                 LOAN AGREEMENT

      This LOAN AGREEMENT (FIRST LIEN) is made as of the 30th day of January, 2001, by and among WATERFORD PARK LLC, a Massachusetts limited liability company (the "Borrower"), having its principal place of business c/o Waterford Development Corp., 175 Highland Avenue, Needham, Massachusetts 02494 , and SEPRACOR, INC. (the "Lender"), having an address at 111 Locke Drive, Marlborough, Massachusetts 01752.

      1. DEFINITIONS AND RULES OF INTERPRETATION.

      1.1 Definitions. The following terms as used in this Agreement, any Exhibit hereto, or in any other Loan Document (unless otherwise defined therein) shall have the meanings set forth in this ss.1. Further, any and all terms which are defined in the Note and not otherwise defined herein shall have the meanings set forth therein:

      Additional Project Funds. The amount of $18,443,729. Additional Project Funds consists of: (i) Borrower equity in the amount of $2,152,866, (ii) proceeds of the Subordinate Loan in the amount of $6,458,597, and (iii) amounts payable by Tenant to Borrower under the Tenant Lease which are to be applied to Project Costs, shown on the Project Budget as $9,106,671 for "Specialized Tenant Improvements/Base Building Upgrades," and $218,623 for "Tenant Equipment and Fixture Installation". The amount of Additional Project Funds (and the subcategories thereof) is subject to revision as provided herein and by agreement of the Parties hereto.

      Advance. Any disbursement of the proceeds of the Loan made or to be made by the Lender pursuant to the terms of this Agreement.

      Agreement. This Loan Agreement, including the Schedules and Exhibits hereto.

      Architect. Clifford Hoffman Associates, a subcontractor under the Construction Contract.

      Borrower's Requisition. See ss.3. 1.

      Business Day. A day of the year on which banks are not required or authorized by law to close in Boston, Massachusetts or New York, New York.

      Closing Date. The first date on which the conditions set forth in ss.11 have been satisfied for the initial Advance.

      Code. The Internal Revenue Code of 1986 and the regulations thereunder, all as amended and in effect from time to time.

      Collateral. All of the property, rights and interests of the Borrower that are or are intended to be subject to the security interests, assignments, and mortgage liens created by the Security Documents, including, without limitation, the Project.

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      Construction Contract. Collectively, (i) the contract, to be entered into between the Borrower and the Contractor, providing for the construction of the Improvements, and (ii) the contract to be entered into among the Borrower, Contractor and Tenant, relating to change orders initiated by Tenant. The Construction Contract must be reasonably satisfactory to Borrower, Lender and Tenant. Tenant, not the Borrower, shall be responsible for the selection, ordering and purchasing of all "Tenant Equipment and Fixtures" as referred to on the Project Budget; and Tenant shall bear the burden of, and enjoy the benefit of, any cost overruns or savings with respect thereto.

      Construction Inspector. A consulting architect, engineer or inspector engaged by the Lender, subject to the approval of the Borrower, which approval shall not be unreasonably withheld or delayed. The Construction Inspector's fees and expenses shall be included in the Project Costs.

      Construction Loan. The Advances made by Lender to Borrower pursuant to ss.2.1, until converted to a Term Loan pursuant to ss.5.1 hereof.

      Construction Period. The period of time during which the Project is being constructed. The Construction Period ends on the "Commencement Date", as such term is defined in the Tenant Lease.

      Construction Schedule. The schedule, broken down by trade, job and subcontractor, of the estimated dates of commencement and completion of construction of the Improvements, prepared by the Contractor, approved by the Lender and attached hereto as Exhibit A.

      Contingency Reserve. The amount of $634,338 ($141,795 for Indirect Costs and $492,543 for Direct Costs) has been allocated as contingency reserve in the Project Budget, to be advanced only in accordance with the provisions of ss.2.6 hereof.

      Contractor. Erland Construction, Inc., a corporation having a usual place of business at 63 Second Avenue, Burlington, Massachusetts 01803.

      Default. A condition or event which would, with either the giving of notice or lapse of time or both, constitute an Event of Default.

      Development Company. Waterford Development Corp., or other Person reasonably acceptable to the Lender with whom the Borrower has, or will, enter into an agreement to develop the Improvements.

      Direct Costs. The costs of the Land, the Personal Property, and all labor, materials, fixtures, machinery and equipment required to construct, equip and complete the Improvements in accordance with the Plans and Specifications.

      Disbursement Schedule. The schedule of the amounts of Advances anticipated to be requisitioned by the Borrower each month during the term of the construction of the


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Improvements (including an itemization of Direct Costs and Indirect Costs to be included in each such requisition), approved by the Lender and attached hereto as Exhibit B.

      Drawdown Date. The date on which any Advance is made or is to be made.

      Draw Request. With respect to each Advance, the Borrower's Requisition for such Advance and all other documents required by this Agreement to be furnished to the Lender as a condition to such Advance.

      Environmental Laws. As specifically defined in the Mortgage.

      ERISA Plan. Any employee benefit, employee pension, or multi-employer plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended and in effect from time to time.

      Event of Default. See ss.13.1.

      Financing Statements. Uniform Commercial Code Form I Financing Statement(s) from the Borrower in favor of the Lender.

      Force Majeure. Any Act of God, war, civil commotion, embargo, flood, unavoidable fire or other casualty, strikes, picketing or other labor difficulties not within the reasonable control of the Borrower, governmental restrictions or changes in law, unavailability or shortages of labor, materials or equipment not reasonably anticipated by the Borrower, unusually severe weather or any other cause or event which is beyond the reasonable control of the Borrower.

      GAAP. Principles that are (a) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time and (b) consistently applied with past financial statements of the Borrower adopting the same principles; provided that a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in GAAP) as to financial statements in which such principles have been properly applied.

      Governmental Authority. The United States of America, The Commonwealth of Massachusetts, the Town of Marlborough, Massachusetts, and any political subdivision, agency, authority, department, commission, board, bureau, or instrumentality of any of them.

      Ground Lease. The Ground Lease, dated January 30, 2001, from Hillside School Inc. as landlord, to Borrower as tenant, relating to the Land.

      Guarantors. Collectively, Richard N. Houlding, Margaret C. Houlding and Robert E. Shapiro, including as to each of them their estates, heirs and legal representatives.

      Guaranty. The Joint and Several Guaranty Agreement, dated or to be dated on or prior to the Closing Date, made by the Guarantors in favor of the Lender with respect to the Loan.


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      Improvements. A 192,600 square foot four story office building with parking for < > cars to be constructed on the Land in accordance with the Plans and Specifications, together with offsite improvements as shown on "Offsite Highway Improvement Plans for Solomon Pond Road-Goddard Road-Bearfoot Road" prepared by Anderson-Nichols & Co., dated October 24, 2000. Some of such offsite improvements are to be made on the "Phase II Land" and "Phase III Land" as defined in the Tenant Lease.

      Indebtedness. All obligations, contingent and otherwise, that in accordance with GAAP should be classified upon the Obligors' balance sheets as liabilities, or to which reference should be made by footnotes thereto, including in any event and whether or not so classified: (a) all debt and similar monetary obligations, whether direct or indirect; (b) all liabilities secured by any mortgage, pledge, security interest, lien, charge, or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; (c) all liabilities under capitalized leases; and (d) all guaranties, endorsements and other contingent obligations whether direct or indirect in respect of indebtedness of others, including the obligations to reimburse the issuer in respect of any letters of credit.

      Indemnity Agreement. The Indemnity Agreement Regarding Hazardous Materials, dated or to be dated on or prior to the Closing Date, made by the Borrower and the Guarantors in favor of the Lender.

      Indirect Costs. All title insurance premiums, survey charges, engineering fees, architectural fees, real estate taxes, appraisal costs, commitment fees, brokers' commissions, permit fees and interest payable to the Lender under the Loan, premiums for insurance, legal fees, accounting fees, overhead and administrative costs, and all other expenses as shown on the Project Budget which are expenditures relating to the Project and are not Direct Costs.

      Installments. The constant monthly payments of principal and interest to be paid by the Borrower to the Lender under the amendment and restatement of the Note provided for in Section 5.3(a)(iv) hereof.

      Investments. All expenditures made and all liabilities incurred (contingently or otherwise) for the acquisition of stock or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect to any guaranties (or other commitments as described under Indebtedness), or obligations of, any Person.

      Land. The parcel of land located at Solomon Pond Corporate Center in Marlborough, Massachusetts which is described in Exhibit A to the Mortgage and Schedule DL of the Tenant Lease.

      Leases. Any and all leases, licenses and agreements, whether written or oral, relating to the use or occupation of space in the Improvements or on the Land by Persons other than the Borrower, including without limitation the Tenant Lease.

      Lender. Sepracor, Inc., a Delaware corporation, as lender under this Loan Agreement and the other Loan Agreements.


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      Lien Form. See ss.3.1.

      Loan. The loan or any portion thereof which is the subject of this Agreement.

      Loan Amount. $20,860,000.

      Loan Documents. This Agreement, the Note, the Indemnity Agreement, the Guaranty, and the Security Documents, and all other agreements, documents and instruments now or hereafter evidencing, securing or otherwise relating to the Loan.

      Maturity Date. The Maturity Date, as it may be extended in accordance with ss.5.

      Mechanic's Lien Law. See ss.3.1.

      Mortgage. The Mortgage and Security Agreement, dated or to be dated on or prior to the Closing Date, made by the Borrower in favor of the Lender, relating to the Loan.

      Non-Disturbance, Attornment and Subordination Agreement. [Intentionally omitted because the Tenant Lease is superior to the lien of the Mortgage.]

      Note. The Note, dated as of the date hereof, in the original principal amount equal to the Loan Amount, made by the Borrower to the order of the Lender.

      Obligations. All indebtedness, obligations and liabilities of the Borrower to the Lender, existing on the date of this Agreement or arising thereafter in connection with the Loan, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, including, without limitation, the Project Obligations.

      Obligors. The Borrower, each Guarantor, and if the Borrower is a partnership, each general partner of the Borrower.

      Organizational Documents. For any corporation, partnership, trust, limited liability company, limited liability partnership, unincorporated association, business or other legal entity, the documents pursuant to which such entity has been established or organized, as such documents may be amended from time to time.

      Other Mechanic's Lien. Any statutory lien or common law lien relating to claims for labor, materials, or supplies, whether established under the Mechanic's Lien Law or otherwise, except for a Section 1 Lien or Section 2 Lien.

      Party(ies). Each Obligor; if the Borrower is a partnership, each partner authorized to execute documents on behalf of the Borrower; if the Borrower is a limited liability company,


                                     - 5 -
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each manager of the Borrower or each member authorized to execute documents on behalf of the Borrower; and if the Borrower is a trust, each trustee of the Borrower.

      Payment, Performance and Lien Bond. A payment, performance and lien bond (or bonds) relating to the Construction Contract, in form and substance satisfactory to Lender, issued by a surety company or companies licensed to do business in Massachusetts and otherwise acceptable to the Lender, in an amount not less than the full price of the Construction Contract, and recorded in the Registry.

      Payment Period Date. See ss.3.1.

      Permitted Exceptions. See definition of Title Policy. The Subordinate Loan Security Documents are Permitted Exceptions.

      Person. Any individual, corporation, partnership, trust, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof

      Personal Property. All materials, furnishings, fixtures, furniture, machinery, equipment and all items of tangible or intangible personal property now or hereafter owned or acquired by the Borrower, in which the Lender has been, or will be granted an interest to secure the Project Obligations specifically excluding, however, any personal property now or hereafter owned or acquired by the Tenant.

      Plans and Specifications. The plans and specifications for the Improvements prepared by the Borrower's Architect and more particularly identified on Exhibit E attached hereto, as the same may be amended from time to time as provided herein.

      Project. The Land, Improvements and Personal Property.

      Project Approvals. All approvals, consents, waivers, orders, agreements, acknowledgments, authorizations, permits and licenses required under applicable Requirements or under the terms of any restriction, covenant or easement affecting the Project, or otherwise necessary or desirable, for the ownership, acquisition, construction, equipping, use, occupancy and operation of the Project and the Improvements, whether obtained from a Governmental Authority or any other Person. Project Approvals do not include any specialized permits (or the like) relating to Tenant's activity in or on, or use of, the Project.

      Project Budget. The budget for total estimated Project Costs, submitted by the Borrower, approved by the Lender attached hereto as Exhibit F, which includes: (a) a line item cost breakdown for Direct Costs by category; (b) a line item cost breakdown for Indirect Costs by category; and (c) a schedule of the sources of funds to pay Project Costs, indicating by item the portion of Project Costs to be funded through the Loan and Additional Project Funds and as such Project Budget may be revised from time to time as provided herein.


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

      Project Completion. With respect to the construction of the Improvements, the determination by the Lender that (i) the Borrower has completed the construction of the Improvements substantially in accordance with the Plans and Specifications and the terms and conditions hereof, and (ii) the Borrower has satisfied all of the conditions of ss.12.7, hereof, for the release of the Retainage.

      Project Completion Date. The "Outside Completion Date" as defined in the Tenant Lease.

      Project Costs. The sum of all Direct Costs and Indirect Costs that have been or will be incurred by the Borrower in connection with the acquisition of the Land, the construction, equipping and completion of the Improvements, the marketing and leasing of leasable space in the Improvements, and the operation and carrying of the Project through the Construction Loan Maturity Date.

      Project Obligations. All indebtedness, obligations and liabilities of the Borrower to the Lender existing on the date of this Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Agreement or any of the other Loan Documents or in respect of any of the Advances or the Note.

      Record. Any record, including computer records, maintained by the Lender with respect to the balance due under the Loan.

      Registry. The Middlesex South Registry of Deeds, located in Cambridge, Massachusetts.

      Requirements. Any law, ordinance, code, order, rule or regulation of any Governmental Authority relating in any way to the acquisition, ownership, construction, use, occupancy and operation of the Project and the Improvements.

      Retainage. See ss.2.3.

      Section 1 Lien. A lien under Section 1 of the Mechanic's Lien Law, other than in connection with the construction of improvements on the Land containing or designed to contain at least one, but no more than four, dwelling units.

      Section 2 Lien. A lien under Section 2 of the Mechanic's Lien Law, other than in connection with the construction of improvements on the Land containing or designed to contain at least one, but no more than four, dwelling units.

      Section 4 Lien. A lien under Section 4 of the Mechanic's Lien Law.

      Security Documents. The Mortgage, the Collateral Assignment of Contracts, Licenses, Permits, Agreements, Warranties and Approvals, dated as of the date hereof, the Assignment of Leases and Rents dated as of the date hereof, the Financing Statements, the Indemnity Agreement and the Guaranty, and any other agreement, document or instrument now or hereafter securing the Project Obligations.

            Stored Materials. See ss.2.7.

      Subordinate Loan. The $6,458,597 loan by Lender to Borrower with respect to the Project, secured by a second lien on the Project.

      Subordinate Loan Documents. The loan agreement, note and other documents relating to the Subordinate Loan, including the Subordinate Loan Security Documents.

      Subordinate Loan Security Documents. The second mortgage, assignment of leases and rents and other documents securing the Subordinated Loan.

      Subsidiary. Any corporation, partnership, association, trust, or other business entity of which the designated parent shall at any time own directly, or indirectly through a Subsidiary or Subsidiaries, at least a majority (by number of votes) of the outstanding voting interests therein.

      Survey. An instrument survey of the Land and the Improvements prepared in accordance with the Lender's survey requirements, such survey to be reasonably satisfactory to the Lender in form and substance.

      Surveyor Certificate. With respect to any Survey, a certificate executed by the surveyor who prepares such Survey dated as of a recent date and containing such information relating to the Project as the Lender or the Title Insurance Company may require, such certificate to be satisfactory to the Lender in form and substance.

      Taking. Any condemnation for public use of, or damage by reason of, the action of any Governmental Authority, or any transfer by private sale in lieu thereof, either temporarily or permanently.

      Tenant. Sepracor, Inc., a Delaware corporation, as tenant under the Tenant Lease.

      Tenant Lease. The Lease, dated January 30, 2001, from Borrower as landlord to Tenant as tenant, of the land and improvements.

      Termination Date. The earlier to occur of (i) the date four months after the Outside Completion Deadline (as defined in the Tenant Lease), or (ii) the date of the termination of the Lender's obligations to make Advances pursuant to ss.13.2 hereof, whichever date occurs first.

      Title Insurance Company. Chicago Title Insurance Company, with a usual place of business at 75 Federal Street, Suite 410, Boston, Massachusetts 02110.

      Title Policy. An ALTA standard form title insurance policy issued by the Title Insurance Company (with such reinsurance or co-insurance as the Lender may require, any such reinsurance to be with direct access endorsements) in an amount not less than the Loan Amount insuring the first priority of the Mortgage and that the Borrower holds a valid and subsisting leasehold interest in the Project, under the Ground Lease, subject only to such exceptions as the Lender may approve ("Permitted Exceptions"), and shall contain such endorsements and affirmative insurance as the Lender in its discretion may require provided that such endorsements and affirmative insurance is available in The Commonwealth of Massachusetts at commercially reasonable rates.

      1.2 Rules of Interpretation.A reference to any Loan Document, agreement, budget, document or schedule shall include such agreement, budget, document or schedule as revised, amended, modified or supplemented from time to time in accordance with its terms and the terms of this Agreement.

            (a) A reference to any Exhibit hereto shall be deemed to specifically incorporate the terms and provisions of such Exhibit herein.

            (b) The singular includes the plural and the plural includes the singular.

            (c) A reference to any law includes any amendment or modification to such law.

            (d) A reference to any Person includes its permitted successors and permitted assigns.

            (e) Accounting terms not otherwise defined herein have the meaning assigned to them by GAAP applied on a consistent basis by the accounting entity to which they refer.

            (f) The words "approval" and "approved", as the context so determines, means an approval in writing given to the party seeking approval after full and fair disclosure to the party giving approval of the facts necessary in order to determine whether approval should be granted.

            Reference to a particular "ss." refers to that Section of this Agreement unless otherwise indicated.

      2. AGREEMENT TO MAKE ADVANCES; LIMITATIONS.

      2.1 Agreement to Make Advances. Subject to the terms and conditions of this Agreement, the Lender agrees to lend to the Borrower and the Borrower may borrow from time to time between the Closing Date and the Termination Date, such amounts as are requested by the Borrower up to a maximum aggregate principal amount equal to the Loan Amount to pay for Project Costs actually incurred by the Borrower and reflected in the Project Budget as being funded by the Loan.

      2.2 Project Budget. The Project Budget reflects the purposes and the amounts for which funds to be advanced by the Lender under this Agreement are to be used. The Lender shall not be required to disburse for any category or line item more than the amount specified therefor in the Project Budget, but Lender will not unreasonably withhold or delay its approval of any change to any category or line item in the Project Budget provided that (i) such change has been made in accordance with Article IV of the Tenant Lease, and (ii) the aggregate cost of the Project is not thereby increased, unless the increase is to be paid by Tenant under the Tenant Lease or, alternatively, a funding source for any such increase has been provided to Lender's satisfaction.

      2.3 Amount of Advances. In no event shall the Lender be obligated to advance more than the Construction Loan Amount, or, if less, total Project Costs actually incurred by the Borrower less Additional Project Funds. In no event shall any Advance for Direct Costs of constructing the Improvements exceed an amount equal to (a) the total value (as determined by the Lender) of the labor, materials, fixtures, machinery and equipment completed, approved and incorporated into the Land or the Improvements prior to the date of the Draw Request for such Advance (and which may, subject to compliance with the requirements set forth in Section 2.7 hereof, include Stored Materials), less
(b) until construction of the Improvements shall be fifty percent (50%) complete (as defined in Section 2.6 hereof, retainage in an amount equal to ten percent (10%) of such total value ("Retainage"), less (c) the total amount of any Advances previously made by the Lender for such Direct Costs. Retainage shall be advanced by the Lender to the Borrower upon satisfaction of the conditions set forth in ss.12.7. With respect to any other Direct Costs and all Indirect Costs, in no event shall any Advance exceed an amount equal to the amount of such Direct Costs and Indirect Costs approved by the Lender, incurred by the Borrower prior to the date of the Draw Request for such Advances, and theretofore paid or to be paid with the proceeds of such Advance, less the total amount of any Advances previously made by the Lender for such Direct Costs and Indirect Costs.

      2.4 Quality of Work. No Advance shall be due unless all work done at the date the Draw Request for such Advance is submitted is done in a good and workmanlike manner and without material defects, as confirmed by the report of the Construction Inspector.

      2.5 Cost Overruns and Savings.

            (a) If the Borrower becomes aware of any change in Project Costs which will increase or decrease a category or line item of Project Costs reflected on the Project Budget, the Borrower shall immediately notify the Lender in writing and promptly submit to the Lender for its approval a revised Project Budget. Lender shall not unreasonably withhold or delay its approval of any such revised Project Budget provided that (i) such change has been made in accordance with Article IV of the Tenant Lease, and (ii) the aggregate cost of the Project is not thereby increased, unless the increase is to be paid by Tenant under the Tenant Lease or, alternatively, a funding source for any such increase has been provided to Lender's satisfaction.

            (b) If the revised Project Budget indicates an increase in a category or line item of Project Costs subject to the provisions of
      Section 10.1 hereof, no further Advances need be made by the Lender unless and until the revised Project Budget so submitted by the Borrower is approved by the Lender.

            (c) If the revised Project Budget indicates a decrease in a category or line item of Project Costs, subject to the provisions of Section 10.1 hereof, no reductions in Project Costs will be made or savings reallocated by the Borrower unless and until (i) the revised Project Budget so submitted by the Borrower is approved by the Lender, and (ii) in the case of decreases in a category or line item of Direct Costs, the Borrower has furnished the Lender and the Construction Inspector with evidence satisfactory to them that the labor performed and materials supplied in connection with such category or line item of Direct Costs have been satisfactorily completed in accordance with the Plans and Specifications and paid for in full.

      2.6 Contingency Reserve. The amount of $634,338 ($141,795 for Indirect Costs and $492,543 for Direct Costs) has been allocated as Contingency Reserve in the Project Budget and will only be disbursed upon the prior approval of the Lender which may be withheld by the Lender in the Lender's reasonable judgment. The disbursement of a portion of Contingency Reserve shall in no way prejudice the Lender from withholding disbursement of any further portion of Contingency Reserve. Any portion of the Contingency Reserve not advanced pursuant to this Loan Agreement upon completion of construction of the Improvements shall be advanced to Borrower and applied as follows: (i) 75% thereof shall be applied to the partial prepayment of principal of the Subordinate Loan pursuant to Section
4.4 of the loan agreement for the Subordinate Loan; and (ii) 25% thereof shall be paid by Borrower to its members or otherwise as Borrower shall determine.

      2.7 Stored Materials. The Lender shall not be required to disburse any funds for any materials, furnishings, fixtures, machinery or equipment not yet incorporated into the Land or Improvements ("Stored Materials"), however, if the Lender elects to disburse any funds for Stored Materials, any such disbursement shall be subject to retainage in an amount equal to ten percent (10%) and shall be contingent upon the Lender receiving satisfactory evidence that:

            (a) the Stored Materials are components in a form ready for incorporation into the Land or the Improvements and shall be so incorporated within a period of thirty (30) days;

            (b) the Stored Materials are stored at the Land, or at such other site as the Lender shall reasonably approve, and are protected against theft and damage;

            (c) the Stored Materials have been paid for in full or will be paid for with the funds to be disbursed and all lien rights and claims of the supplier have been released or will be released upon payment with disbursed funds;

            (d) the Lender has or will have upon payment with disbursed funds a perfected, first priority security interest in the Stored Materials; and

            (e) the Stored Materials are insured for an amount equal to their replacement cost.

      3. MAKING THE ADVANCES

      3.1 Draw Request. At such time as the Borrower shall desire to obtain an Advance, the Borrower shall complete, execute and deliver to the Lender the Borrower's Requisition in the form of Exhibit G attached hereto. Each Borrower's Requisition shall be accompanied by:

            (a) If the Borrower's Requisition includes payments for Direct Costs, a completed and itemized Direct Cost Statement in the form of
      Schedule I of Exhibit G attached hereto, executed by the Borrower, together with invoices for all items of Direct Cost covered thereby;

            (b) If the Borrower's Requisition includes amounts to be paid to the Contractor under the Construction Contract: (i) a completed and fully itemized Application and Certificate for Payment (AIA Document G702 or similar form approved by the Lender) containing the certification of the Contractor and the Borrower's Architect as to the accuracy of same; (ii) a certificate of the Contractor in the form of Exhibit H attached hereto (with such changes therein as the Contractor may reasonably request, subject to the approval of the Lender which approval will not be unreasonably delayed or denied); (iii) a certificate of the Borrower's Architect in the form of Exhibit I attached hereto (with such changes therein as the Borrower's Architect may reasonably request, subject to the approval of the Lender which approval will not be unreasonably delayed or denied); and (iv) copies of requisitions and invoices from subcontractors and materialmen supporting all items of cost covered by such application;

            (c) If the Borrower's Requisition includes payments for Indirect Costs, it shall be accompanied by a completed and itemized Indirect Cost Statement in the form of Schedule II of Exhibit G attached hereto, executed by the Borrower, together with invoices for all items of Indirect Costs covered thereby;

            (d) If the Borrower's Requisition includes payments for tenant improvements, it shall be accompanied by a completed and itemized Tenant Improvements Summary in the form of Exhibit J attached hereto, executed by the Borrower;

            (e) If requested by the Lender or if a Section 2 Lien has been filed, an accurately completed and valid Partial Waiver and Subordination of Lien (hereinafter, the "Lien Form") in the form set forth in Chapter 254 of the Massachusetts General Laws, as amended (hereinafter, the "Mechanic's Lien Law") and as annexed hereto as Exhibit K, executed by the Contractor, such Lien Form to provide that subject to the payment of the amount set forth in the Borrower's Requisition, the Contractor waives any and all lien rights for labor and materials, or rental equipment, appliances or tools, performed or furnished through the last day of the period ending on the date designated in the Lien

      Form (hereinafter, the "Payment Period Date"), except for Retainage, unpaid agreed or pending change orders, and disputed claims as stated in the Lien Form;

            (f) Lien waivers in form acceptable to the Lender executed by all contractors, subcontractors, laborers and materialmen for work done and materials supplied by them which were paid for pursuant to the next preceding Draw Request;

            (g) Copies of all change orders and construction change directives, accompanied by a change order summary prepared by and executed by the Borrower, copies of all subcontracts, and, to the extent requested by the Lender, of all inspection or test reports and other documents relating to the construction of the Improvements, not previously delivered to the Lender;

            (h) If the Borrower's Requisition includes payment for Stored Materials, it shall be accompanied by evidence as to the satisfaction of the requirements set forth in ss.2.7 hereof; and

            (i) such other information, documentation and certification as the Lender shall reasonably request.

Each Draw Request shall constitute a representation and warranty by the Borrower that all of the conditions set forth in this Agreement to such Advance, including, without limitation, ss.12, have been satisfied on the date of such Draw Request.

      3.2 Notice and Frequency of Advance. Each Draw Request shall be submitted to the Lender at least ten (10) days prior to the date of the requested Advance, and no more frequently than once each month. The Lender shall fund the requested Advance within ten (10) days after the Draw Request for such Advance is made in accordance with the requirements of Section 3.1 hereof.

      3.3 Payment of Funds Advanced. The Lender shall pay the proceeds of each Advance into a separate bank account of the Borrower established for the purpose of funding Project Costs at an FDIC insured bank in Massachusetts selected by the Borrower, subject to the reasonable approval of the Lender.

      3.4 Advances to Contractor to Others. At its option, at any time after a Default or Event of Default shall have occurred and be continuing hereunder and the Lender shall have given the Borrower two (2) days' notice of its intention to do so, the Lender may make any or all Advances (a) for Direct Costs incurred under the Construction Contract directly to Contractor, (b) through the Title Insurance Company, or (c) to any Person to whom the Lender in good faith determines payment is due. Any portion of the Loan so disbursed by the Lender shall be deemed disbursed as of the date on which the Lender makes such disbursement and all such advances shall satisfy pro tanto the obligations of the Lender hereunder and shall be secured by the Mortgage and the other Security Documents as fully as if made directly to the Borrower. The execution of this Agreement by the Borrower shall, and hereby does, constitute an irrevocable authorization so to advance the proceeds of the Loan. No further authorization from the Borrower shall be necessary to warrant such advances.

      3.5 Advances Do Not Constitute a Waiver. No Advance made by the Lender shall constitute a waiver of any of the conditions to the Lender's obligation to make further Advances nor any of the terms and conditions of this Agreement, nor, in the event the Borrower fails to satisfy any such condition, shall any such Advance have the effect of precluding the Lender from thereafter declaring such failure to satisfy a condition to be an Event of Default.

      3.6 Right to Retain the Construction Inspector.

            (a) The Lender shall have the right to retain, at the Borrower's cost and expense, the Construction Inspector to perform various services on behalf of the Lender, including, without limitation, to make periodic inspections (approximately at the date of each Draw Request) for the purpose of assuring that construction of the Improvements to date is in accordance with the Plans and Specifications, to advise the Lender of the anticipated cost of and time for completion of construction of the Improvements and the adequacy of any Contingency Reserve, and to review the Construction Contract and subcontracts. The Construction Inspector named herein is acceptable to Borrower, however, if Lender shall elect to appoint a new Construction Inspector, the Lender shall appoint a Construction Inspector that has an office located in The Commonwealth of Massachusetts.

            (b) The fees and expenses of the Construction Inspector shall be paid by the Borrower forthwith upon billing therefor (whether the same are charged directly to the Lender or the Borrower), and, if the Lender shall pay any such fees and expenses, the Borrower shall reimburse the Lender for such fees and expenses forthwith upon request therefor.

            (c) Neither the Lender nor the Construction Inspector shall have any liability to the Borrower on account of (i) the services performed by the Construction Inspector, or (ii) any approval by the Construction Inspector of construction of the Improvements. Neither the Lender nor the Construction Inspector assumes any obligation to the Borrower or any other Person concerning the quality of construction of the Improvements or the absence therefrom of defects.

      4. THE NOTE; REPAYMENT OF LOAN.

      4.1 The Note. The obligation of the Borrower to pay the Loan Amount or, if less, the aggregate unpaid principal amount of all Advances made by the Lender hereunder plus accrued interest thereon, shall be evidenced by the Note. In the event the Note is lost, destroyed or mutilated at any time prior to payment in full of the indebtedness evidenced thereby, the Borrower shall execute a new note in the form of the Note. The Note shall not be necessary to establish the indebtedness of the Borrower to the Lender on account of Advances made under this Agreement.

      4.2 The Record. The Borrower irrevocably authorizes the Lender to make or cause to be made, at or about the time of the Drawdown Date of any Advance or at the time of receipt of any payment of the principal of the Note, an appropriate notation on the Record reflecting the making of such Advance or (as the case may be) the receipt of such payment. The outstanding amount of the Loan set forth on the Record shall be prima facie evidence of the principal amount thereof owing and unpaid to the Lender, but the failure to record, or any error in so recording, any such amount on the Record shall not limit or otherwise affect the obligations of the Borrower hereunder or under the Note to make payments of principal or interest on the Note when due. Further, the outstanding amount of the Loan as reflected on the Record from time to time shall be considered correct and binding on the Borrower unless within ten (10) Business Days after receipt of any notice by the Borrower of such outstanding amount, the Borrower shall notify the Lender to the contrary.

      4.3 Interest on the Loan; Payments on the Loan. The Loan shall bear interest, and be payable, as follows:

            (a) the "Interest Rate" referred to in the Note shall be determined as follows:

                  (i) During the Construction period, the "Interest Rate" (as referred to in the Note) on the outstanding principal balance of the Note shall be that rate of interest per annum equal to LIBOR plus two and one-half percent (2.5%). As used herein, the term "LIBOR", with respect to the relevant Interest Period (as defined below), shall mean the rate per annum (rounded upward, if necessary, to the nearest one-eighth (1/8) of one percent (1%) published on the date one "Eurodollar Business Day" (as defined below) immediately preceding the date of the LIBOR contract for each new Interest Period, as reported in the section entitled "Money Rates" in the eastern edition of the Wall Street Journal as the one-month London Interbank Offered Rate for U.S. dollar deposits (or if the Wall Street Journal shall cease to be publicly available or if the information contained in the Wall Street Journal, in Lender's reasonable judgment, shall cease to accurately reflect such London Interbank Offered Rate, then LIBOR shall be as reported by any publicly available source of similar market data selected by Lender that, in Lender's reasonable judgment, accurately reflects such London Interbank Offered Rate). The term "Interest Period" shall mean each calendar month during the term of the Loan and shall be deemed to be the respective one-month term of a particular LIBOR contract; provided, however, that for the month of the initial Advance, the term "Interest Period" shall mean the period commencing with the date of the initial Advance and ending on the last day of the calendar month in which the initial Advance was drawn. The term "Eurodollar Business Day" shall mean any day that is not a Saturday, a Sunday, a day on which Lender is closed for business or a day on which banks in the City of London or the City of New York are required or permitted to be closed for interbank or foreign exchange transactions.

                  (ii) Upon the completion of the Construction Period, the Interest Rate shall be fixed at a rate per annum equal to the then applicable yield to maturity of 10-year U.S. Treasury obligations as reported in the section entitled "Money Rates" in the eastern edition of the Wall Street Journal (or if the Wall Street Journal shall cease to be publicly available or if the information contained in the Wall Street Journal, in Lender's reasonable judgment, shall cease to accurately reflect Treasury yields, then such yields shall be as reported by any publicly available source of similar market data selected by Lender that, in Lender's reasonable judgment, accurately reflects such yield), plus two and one-half percent (2.5%).

            (b) Payments on the Note shall be as follows:

                  (i) During the Construction Period payments on the Note shall be of interest only and shall be payable monthly in arrears.

                  (ii) After the end of the Construction Period and upon the resetting of the Interest Rate as provided in Section 4.3(a)(ii) above, the Note shall be payable in constant monthly payments of principal and interest in such amount as will fully amortize the unpaid principal amount of the Note over a twenty-five year period. On the first day of February, 2006, the entire unpaid balance of the Note, unless sooner paid, shall immediately be due and payable. All such payments on the Note shall be applied first to accrued interest with the balance in reduction of principal. In the event of the extension of the Maturity Date to February 1, 2016 pursuant to Section 5.2 below, the monthly payments of interest and principal shall not be adjusted but shall continue to be paid as indicated.

      4.4 Prepayment; Refinancing. The Borrower shall not have the right at any time to prepay the Note on or before the Maturity Date, either in whole or in part, except as follows:

            (a) Through the end of the third Loan Year (as defined in the Note), the Loan shall not be subject to prepayment at the option of Borrower, except with the prior written consent of Lender, which consent may be granted or withheld in Lender's sole discretion.

            (b) During the fourth Loan Year and fifth Loan Year and thereafter from time to time if so requested by Lender, Borrower shall use all commercially reasonable efforts to refinance the Loan with a third-party institutional lender (or lenders) identified by Borrower. If Borrower is able to refinance the Loan at an interest rate not more than 50 basis points greater than the Interest Rate on the Loan and otherwise on terms comparable to the Loan, Lender shall either (i) allow such refinancing, in which case the Loan shall be prepaid in whole (but not in part) at par, or (ii) extend (if not already extended) the term of the Loan to 15 years as provided in Section 5.2. If Borrower is able to refinance the Loan only on terms more onerous than are specified above, Lender may or may not permit a prepayment of the Loan so as to enable such refinancing, in Lender's sole discretion.

            (c) During (if applicable) the twelfth, thirteenth, fourteenth and fifteenth Loan Years, Borrower shall have the right at its option to prepay the Loan in whole (but not in part) at par, provided that the interest rate on any refinancing incurred in connection with such prepayment shall be equal to or less than the Interest Rate and provided that the loan payments on such refinancing shall not be greater than payments on the Loan would have been through what would have been the Maturity Date of the Loan but for such prepayment.

            (d) Except as provided in paragraphs (a), (b) and (c) above, the Loan shall not be subject to prepayment at the option of Borrower, except with the prior written consent of lender, which consent may be granted or withheld in Lender's sole discretion.

      4.5 Maturity. The Borrower promises to pay on the Maturity Date, and there shall become absolutely due and payable on the Maturity Date, all principal of the Loan outstanding on such date, together with any and all accrued and unpaid interest thereon.

      5. LOAN MATURITY DATE; CONVERSION OF CONSTRUCTION LOAN

      5.1 Loan Maturity Date. The Loan Maturity Date shall be February 1, 2006, subject to extension pursuant to Section 5.2.

      5.2 Extension of Maturity Date. If the Loan has not been prepaid pursuant to Section 4.4 above, and Borrower is not in default of its obligations under
Section 4.4(b) above, Lender shall, without the necessity for the consent of Tenant or any other party, extend the Maturity Date of the Loan to February 1, 2016. Any such extension shall be made by written notice given to Borrower, with a copy to Tenant.

      6. FEES; PAYMENTS AND COMPUTATIONS

      6.1 Commitment and Administration Fee. The Borrower agrees to pay to the Lender on the Closing Date a commitment fee in the amount of $208,600.

      6.2 Inspection Fee. [Intentionally Omitted.]

      6.3 Place of Payments.

            (a) All payments of principal, interest, fees and any other amounts due under the Note or under any of the other Loan Documents shall be sent to the Lender at

      SEPRACOR, INC., 111 Locke Drive, Marlborough, Massachusetts 01752, or at such other location or bank account as the Lender may from time to time designate, in the billing invoice or otherwise in writing, in immediately available funds in lawful money of the United States.

            (b) All payments by the Borrower under the Note and under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrower is compelled by law to make such deduction or withholding.

      7. COLLATERAL SECURITY AND GUARANTY. The Obligations shall be secured by a perfected first priority mortgage lien and security in the Collateral, whether now owned or hereafter acquired, pursuant to the terms of the Security Documents to which the Borrower is a party. The Obligations shall also be guarantied pursuant to the terms of the Guaranty.

      8. REPRESENTATIONS, WARRANTIES AND COVENANTS. The Borrower represents, warrants, and covenants to the Lender as follows:

      8.1 Organization; Authority, Etc.

            (a) Organization; Good Standing. The Borrower is a limited liability company duly organized under the laws of The Commonwealth of Massachusetts pursuant to the Borrower's Organizational Documents, and is, and will at all times be, validly existing and in good standing under the laws of such State. The Borrower is, and will at all times be, duly organized and is, and will at all times be, validly existing, in good standing, and qualified to do business in each jurisdiction where required. The Borrower has, and will at all times have, all requisite power to own its property and conduct its business as now conducted and as presently contemplated.

            (b) Authorization. The execution, delivery and performance of this Agreement and the other Loan Documents to which any Party is or is to become a party and the transactions contemplated hereby and thereby (i) are within the authority of such Party, (ii) have been duly authorized by all necessary proceedings on the part of such Party, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Party is subject or any judgment, order, writ, injunction, license or permit applicable to such Party, (iv) do not conflict with any provision of the Organizational Documents of such Party, and (v) do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained and the filing of the Security Documents and the Financing Statements in the appropriate public records with respect thereto.

            (c) Enforceability. The execution and delivery of this Agreement and the other Loan Documents to which each Obligor is or is to become a party will result in valid and legally binding obligations of such Obligor enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

            (d) Limitations. The Organizational Documents of the Borrower limit the business of the Borrower to activities relating to the ownership, construction, operation and maintenance of the Project and all matter incidental or accessory thereto.

      8.2 Title to Assets. [Intentionally Omitted.]

      8.3 Financial Statements. [Intentionally Omitted]

      8.4 No Material Changes, Etc. [Intentionally Omitted.]

      8.5 Franchises, Patents, Copyrights, Etc. The Borrower possesses, and will at all times possess, all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted or as it is intended to be conducted with respect to the Project, without known conflict with any rights of others.

      8.6 Litigation. There are no actions, suits, proceedings or investigations of any kind pending or, to the actual knowledge of the Obligors, threatened against any Obligor before any court, tribunal or administrative agency or board or any mediator or arbitrator that, if adversely determined, might, either in any case or in the aggregate, materially adversely affect the business, assets or financial condition of such Person, or result in any liability not adequately covered by insurance, or for which adequate reserves are not maintained by such Person, or which question the validity of this Agreement or any of the other Loan Documents, any action taken or to be taken pursuant hereto or thereto, or any lien or security interest created or intended to be created pursuant hereto or thereto, or which will adversely affect the ability of the Borrower to construct, use and occupy the Improvements or to pay and perform the Project Obligations in the manner contemplated by this Agreement and the other Loan Documents.

      8.7 No Materially Adverse Contracts, Etc. Each Obligor is not subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a materially adverse effect on the business, assets or financial condition of such Person. Each Obligor is not, and will not be, a party to any contract or agreement that has or is expected, in the judgment of the Borrower's officers, to have any materially adverse effect on the business of such Person.

      8.8 Compliance With Other Instruments, Laws, Etc. Each Party is not, and will not at any time be, in violation of any provision of its Organizational Documents or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could result in the imposition of substantial penalties or materially and adversely affect the financial condition, properties or business of such Party.

      8.9 Tax Status. Each Obligor and Subsidiary thereof (a) has made or filed, and will make or file in a timely fashion, all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (b) has paid, and will pay when due, all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings, (c) if a partnership, limited partnership, limited liability partnership, or limited liability company, has, and will maintain, partnership tax classification under the Code, and (d) has set aside, and will at all times set aside, on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the period to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers, partners or trustees of the Borrower know of no basis for any such claim.

      8.10 No Event of Default. No Default or Event of Default has occurred and is continuing.

      8.11 Setoff, Etc. The Collateral and the Lender's rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses.

      8.12 Certain Transactions. [Intentionally Omitted.]

      8.13 Subsidiaries. The Borrower does not, and will not have any, Subsidiaries.

      8.14 Partners, Beneficiaries, Etc. Except as set forth in Schedule 8.14, the Borrower has no general partners, limited partners, partners, beneficiaries, stockholders or members.

      8.15 ERISA. The Borrower does not, and will not maintain or contribute to an ERISA Plan. The Borrower is not a "party in interest" as that term is defined in Section 3(14) of the Employee Retirement Income Security Act of 1974, as amended, with respect to the Plumbers & Pipefitters National Pension Plan.

      8.16 Availability of Utilities. All utility services necessary and sufficient for the construction, development and operation of the Project are presently, and will at all times be, available to the boundaries of the Land through dedicated public rights of way or through perpetual private easements, approved by the Lender, with respect to which the Mortgage creates a valid and enforceable first leasehold lien. The Borrower will also promptly obtain all utility installations and connections required for the operation and servicing of the Project for its intended purposes, and will furnish the Lender with evidence thereof.

      8.17 Access. The rights of way for all roads necessary for the full utilization of the Improvements for their intended purposes have either been acquired by the appropriate

Governmental Authority or have been dedicated to public use and accepted by such Governmental Authority or, if any such roads have not been so acquired by the appropriate Governmental Authority or dedicated to public use, the Borrower has been granted an easement, insured in the Title Policy as appurtenant to the Property as may be necessary for the full utilization of the Improvements for their intended purposes. All such roads shall have been completed, or all necessary steps have been taken by the Borrower and such Governmental Authority to assure the complete construction and installation thereof prior to the date upon which access to the Project via such roads will be necessary, and the right to use all such roads,. or suitable substitute rights of way approved by the Lender, shall be maintained at all times for the Project. All curb cuts, driveways and traffic signals shown on the Plans and Specifications are existing or have been fully approved by the appropriate Governmental Authority and after the completion thereof, shall be maintained at all times for the Project.

      8.18 Condition of Project. Neither the Project nor any part thereof is now damaged or injured as result of any fire, explosion, accident, flood or other casualty or has been the subject of any Taking, and to the knowledge of the Borrower, no Taking is pending or contemplated.

      8.19 Compliance with Requirements. The construction of the Improvements and the use and occupancy of the Project contemplated thereby comply with, and will at times comply with, all Requirements. The Borrower will give all such notices to, and take all such other actions with respect to, such Governmental Authority as may be required under applicable Requirements to construct the Improvements and to use, occupy and operate the Project following Project Completion.

      8.20 Project Approvals.

            (a) Except as set forth on Schedule 8.20A hereto, the Borrower has obtained all Project Approvals. All Project Approvals obtained by the Borrower are listed and described on Schedule 8-20B hereto, have been validly issued and are in full force and effect. The Borrower has no reason to believe that any of the Project Approvals not heretofore obtained by the Borrower will not be obtained by the Borrower in the ordinary course following Project Completion in accordance with the Plans and Specifications. No Project Approvals will terminate, or become void or voidable or terminable, upon any sale, transfer or other disposition of the Project, including any transfer pursuant to foreclosure sale under the Mortgage.

            (b) The Borrower will promptly obtain all Project Approvals not heretofore obtained by the Borrower (including those listed and described on Schedule 8.20A hereto and any other Project Approvals which may hereafter become required, necessary or desirable) and will furnish the Lender with evidence that the Borrower has obtained such Project Approvals promptly upon its request.

            (c) The Borrower will duly perform and comply with all of the terms and conditions of all Project Approvals obtained at any time, including all Project Approvals listed and described on Schedules 8.20A and 8.20B hereto.

      8.21 Construction Contract. The Construction Contract is in full force and effect and each of the parties thereto are in full compliance with their respective obligations thereunder. The work to be performed by the Contractor under the Construction Contract is the work called for by the Plans and Specifications, and all work required to complete the Improvements in accordance with the Plans and Specifications is provided for under the Construction Contract. The foregoing representations, however, shall be applicable only after the finalization of the Plans and Specifications, and the execution and delivery of the Construction Contract. See Section 11.22.

      8.22 Other Contracts.

            (a) The Borrower has not made, and will not make any, contract or arrangement of any kind or type whatsoever (whether oral or written, formal or informal), the performance of which by the other party thereto could give rise to a lien or encumbrance on the Project, except as permitted by this Agreement.

            (b) The Borrower has not made, and will not make, any contract or arrangement of any kind or type whatsoever, with any affiliate of the Borrower unless such contract or arrangement is (x) approved in writing in advance by the Lender, (y) on the same terms as would be generally available to the Borrower in an arm's length contract or arrangement with a third party, and (z) evidenced by a written agreement.

      8.23 Violations. The Borrower has received no notices of, or has any knowledge of any violations of any applicable Requirements or Project Approvals.

      8.24 Plans and Specifications. The Borrower has furnished the Lender with true and complete sets of the Plans and Specifications as they exist as of the date hereof. The Plans and Specifications so furnished to the Lender comply with all Requirements, all Project Approvals, and all restrictions, covenants and easements affecting the Project, and have been approved by the Contractor, the Borrower's Architect, the Tenant (if required by the Lease), and such Governmental Authority as is required for construction of the Improvements. If and to the extent the Plans and Specifications are not absolutely complete and agreed to by Borrower and Lender as of the date hereof, Borrower and Lender agree to work together cooperatively to the end that mutually satisfactory Plans and Specifications are finalized as soon as possible.

      8.25 Project Budget. The Project Budget accurately reflects all Project Costs.

      8.26 Effect of Draw Request. Each Draw Request submitted to the Lender as provided in ss.3.1 hereof shall constitute an affirmation that the representations and warranties contained in this Agreement and in the other Loan Documents remain true and correct as of the date thereof; and unless the Lender is notified to the contrary, in writing, prior to the Drawdown Date of the requested Advance or any portion thereof, shall constitute an affirmation that the same remain true and correct on the Drawdown Date.

      9. AFFIRMATIVE COVENANTS OF THE BORROWER. The Borrower covenants and agrees that, so long as the Loan is outstanding or the Lender has any obligation to make any Advances:

      9.1 Punctual Payment. The Borrower will duly and punctually pay or cause to be paid the principal and interest on the Loan and all other amounts provided for in the Note, this Agreement and the other Loan Documents to which the Borrower is a party, all in accordance with the terms of the Note, this Agreement and such other Loan Documents.

      9.2 Commencement, Pursuit and Completion of Construction. The Borrower will commence construction of the Improvements within the time period provided therefor in the Construction Schedule delivered by the Borrower to the Lender in connection with the closing of the Loan and will diligently pursue construction of the Improvements in accordance with the Construction Schedule, will attain Project Completion prior to the Project Completion Date, and will pay all sums and perform all such acts as may be necessary or appropriate to complete such construction, all in substantial accordance with the Plans and Specifications, in full compliance with all restrictions, covenants and easements affecting the Project, all Requirements, all Project Approvals, and with all terms and conditions of the Loan Documents, and the Tenant Lease, without deviation from the Plans and Specifications unless the Borrower obtains the prior approval of the Lender, if required as provided herein, Tenant (if required by the Tenant Lease) and if applicable, the surety company or companies issuing any Payment and Performance Bonds. Such construction shall be completed free from any liens, claims or assessments (actual or contingent) asserted against the Project for any material, labor or other items furnished in connection therewith. The Borrower will furnish reasonable evidence of satisfactory compliance with this Section to the Lender on or before the Project Completion Date.

      9.3 Correction of Defects. The Borrower will promptly correct or cause to be corrected all material defects in the Improvements or any departure from the Plans and Specifications not previously approved by the Lender.

      9.4 Insurance; Bonds.

            (a) The Borrower will obtain and maintain insurance with respect to the Project and the operations of the Borrower as required by the Mortgage.

            (b) The Borrower will require the Contractor, the Architect, and any other architect, contractor, engineer or design professional providing design, construction, or engineering services in connection with the construction of the Improvements to obtain and maintain at all times during the construction of the Improvements such insurance as may be reasonably required by the Lender, all such insurance to be in such amounts and form, to include such coverage and endorsements, and to be issued by such insurers as shall be approved by the Lender (which approval shall not be unreasonably withheld or delayed) and to contain the written agreement of the insurer to give the Lender thirty (30) days' prior written notice of cancellation, nonrenewal, modification or expiration.

            (c) The Borrower will cause any subcontractor having a contract for in excess of $1,000,000 designated by the Lender to obtain and provide to the Lender such Payment and Performance Bonds, and lien bonds, as the Lender may reasonably request.

            (d) The Borrower will provide or will cause any such Person to provide the Lender with certificates evidencing such insurance upon the written request of the Lender.

            (e) The Borrower shall pay, indemnify and hold Lender harmless from any legal fees and legal costs incurred by Lender in suing the Title Insurance Company in the event that suit must be brought in order to collect proceeds under the Title Policy should the Title Insurance Company not pay with reasonable promptness a claim properly made by Lender arising out of the Title Policy's affirmative coverage for access to the Project, the Lender to be represented in such suit by Nixon Peabody LLP or other counsel selected by Lender, any such other counsel to be subject to the reasonable approval of the Borrower.

      9.5 Inspection of Project and Books. The Borrower shall permit the Lender and the Construction Inspector, at the Borrower's expense, to visit and inspect the Project and all materials to be used in the construction thereof and will cooperate with the Lender and the Construction Inspector during such inspections (including making available working drawings of the Plans and Specifications); provided that this provision shall not be deemed to impose on the Lender or the Construction Inspector any obligation to undertake such inspections.

      9.6 Compliance with Laws, Contracts, Licenses, and Permits. The Borrower will, or will cause each Obligor to, comply with (a) the applicable laws and regulations wherever its business is conducted, including all Environmental Laws and, in the case of the Borrower, all Requirements, (b) the provisions of its Organizational Documents, (c) all agreements and instruments by which it or any of its properties may be bound, including, in the case of the Borrower, the Construction Contract, the Tenant Lease, and all restrictions, covenants and easements affecting the Project, (d) all applicable decrees, orders and judgments, and (e) all licenses and permits required by applicable laws and regulations for the conduct of its business or the ownership, use or operation of its properties, including, in the case of the Borrower, all Project Approvals.

      9.7 Use of Proceeds. The Borrower will use the proceeds of the Loan solely for the purpose of paying for Project Costs in accordance with the Project Budget.

      9.8 Project Costs. The Borrower will pay when due all Project Costs in excess of the Loan Amount, regardless of the amount.

      9.9 Laborers, Subcontractors and Materialmen. The Borrower will furnish to the Lender, upon request at any time, and from time to time, affidavits listing all laborers, subcontractors, materialmen, and any other Persons who might or could claim statutory or common law liens and are furnishing or have furnished labor or material to the Project or any part thereof, together with affidavits, or other evidence satisfactory to the Lender, showing that such parties have been paid all amounts for labor and materials furnished to the Project which were due as of the date of the most recent Borrower's Requisition. The Borrower will also furnish to the Lender, at any time and from time to time upon demand by the Lender, lien waivers bearing a then current date and prepared on a form satisfactory to the Lender from the Contractor and such subcontractors or materialman as the Lender may designate.

      9.10 Further Assurance of Title. If at any time the Lender or the Lender's counsel has reason to believe that any Advance is not secured or will or may not be secured by the Mortgage as a first lien or security interest on the Project, then the Borrower shall, within ten (10) days after written notice from the Lender, do all things and matters necessary, to assure to the reasonable satisfaction of the Lender and the Lender's counsel that any Advance previously made hereunder or to be made hereunder is secured or will be secured by the Mortgage as a first leasehold lien or security interest on the Project, and the Lender, at its option, may decline to make further Advances hereunder until the Lender has received such assurance, but nothing in this Section shall limit the Lender's right to require endorsements extending the effective date of the Title Policy as herein set forth.

      9.11 Further Assurances Regarding Construction. The Borrower will furnish or cause to be furnished to the Lender all instruments, documents, boundary surveys, footing or foundation surveys, certificates, plans and specifications, title and other insurance, reports and agreements and each and every other document and instrument required to be furnished by the terms of this Agreement or the other Loan Documents, all at the Borrower's expense.

      10. NEGATIVE COVENANTS OF THE BORROWER. The Borrower covenants and agrees that, so long as the Loan is outstanding or the Lender has any obligation to make any Advances:

      10.1 Restriction on Change Orders. The Borrower will not cause, permit or suffer to exist any deviations from the Plans and Specifications and will not approve or consent to any change orders or construction change directives, without the prior approval of the Lender, Tenant (if required by the Tenant Lease) and the surety company or companies issuing any Payment and Performance Bonds, that:

            (a) result in a change in the quality or overall design of the Improvements; or

            (b) result in an increase of the original contract sum (prior to any change orders) in an amount in excess of $100,000; or

            (c) when added to all previous change orders will result in an increase in the original contract sum (prior to any change orders) in an amount in excess of $500,000; or

            (d) when added to all previous change orders decreasing the contract together with such additional information that the Lender may reasonably request with respect to such proposed deviation, change order or construction change directive and the sum will result in a decrease in the original contract sum (prior to any change orders) in an amount in excess of $500,000 (provided, however, that this subsection (c) shall not apply to change orders which do not modify the Plans and Specifications and which reduce the contract sum as a result of the Borrower or the Contractor rebidding and obtaining lower bids for work to be performed by subcontractors); or

            (e) which will in any way extend the contract time beyond the Project Completion Date.

The Borrower shall submit all proposed deviations, change orders and construction change directives, together with such additional information as the Lender may reasonably request with respect to such proposed deviation, change order or construction change directive, to the Lender and the Construction Inspector simultaneously, and Lender shall give its approval or disapproval to the Borrower within five (5) Business Days after receipt thereof by both the Lender and the Construction Inspector.

      10.2 No Amendments, Terminations or Waivers.

            (a) The Borrower will not amend, supplement or otherwise modify, whether by change order or otherwise, any of the terms and conditions of the Construction Contract, or the Tenant Lease without in each case the prior approval of the Lender, which consent shall not be unreasonably withheld or delayed, and in the case of the Construction Contract, without the prior approval of any surety or surety companies issuing any Payment, Performance or Lien Bonds.

            (b) The Borrower will not, directly or indirectly, terminate or cancel, or cause or permit to exist any condition which would result in the termination or cancellation of, or which would relieve the performance of any obligations of any other party under, the Construction Contract, the Tenant Lease or the Ground Lease.

            (c) The Borrower will not, directly or indirectly, waive or agree or consent to the waiver of, the performance of any obligations or any other party under, the Construction Contract or the Tenant Lease.

            (d) The Borrower will not, directly or indirectly, amend, or allow the amendment of, any of the Organizational Documents of the Borrower in any material respect, including, without limitation, any such amendment which would allow or authorize the expansion of Borrower's activities beyond the ownership, construction, operation and maintenance of the Project and all matter incidental or accessory thereto.

      11. CONDITIONS TO CLOSING AND INITIAL ADVANCE. The obligation of the Lender to make the initial Advance shall be subject to the satisfaction of the following conditions precedent:

      11.1 Loan Documents. Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to the Lender.

      11.2 Construction Documents. Except as provided in Section 11.22, the Construction Contract shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect, and shall be in form and substance reasonably satisfactory to the Lender. Except as provided in
Section 11.22, the Contractor shall have duly executed and delivered to the Lender a consent to the assignment of Construction Contract not the Construction Contract, in form and substance satisfactory to the Lender.

      11.3 Subcontracts. The Borrower shall have delivered to the Lender, and the Lender shall have approved, a list of all subcontractors and materialmen who have been or, to the extent identified by the Borrower, will be supplying labor or materials for the Project, and a copy of the standard form of subcontract to be used by the Contractor.

      11.4 Other Contracts. The Borrower shall have delivered to the Lender correct and complete photocopies of all other executed contracts with contractors, subcontractors, engineers or consultants for the Project, and of all development, management, brokerage, sales or leasing agreements for the Project.

      11.5 Leases. The Tenant Lease shall have been duly executed by the Borrower and Tenant and shall be in full force and effect. The Lender shall have received a certified or fully executed copy of the Tenant Lease. The Tenant Lease shall be superior to the Mortgage, and a notice thereof shall be recorded prior to the Mortgage.

      11.6 Certified Copies of Organization Documents. The Lender shall have received from each of the Parties a certified copy of its Organization Documents as in effect on such date of certification, such Organizational Documents to be in form and substance satisfactory to the Lender.

      11.7 Resolutions. All action necessary for the valid execution, delivery and performance by each Party of this Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Lender shall have been provided to the Lender. The Lender shall have received from each such Person true copies of the resolutions authorizing the transactions described herein, each certified as of a recent date to be true and complete.

      11.8 Incumbency Certificate; Authorized Signers. The Lender shall have received from each Party an incumbency certificate, dated as of the Closing Date, giving the name and bearing a specimen signature of each individual who shall be authorized: (a) to sign, in the name and on behalf of such Person each of the Loan Documents to which such Person is or is to become a party; (b) in the case of the Borrower, to make Draw Requests; and (c) to give notices and to take other action on its behalf under the Loan Documents.

      11.9 Validity of Liens. The Security Documents shall be effective to create in favor of the Lender a legal, valid and enforceable first lien and security interest in the Collateral. All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Lender to protect and preserve such lien and security interest shall have been duly effected. The Lender shall have received evidence thereof in form and substance satisfactory to the Lender.

      11.10 Deliveries. The following items or documents shall have been delivered to the Lender by the Borrower and shall be in form and substance satisfactory to the Lender:

            (a) Plans and Specifications. Except as provided in Section 11.22, two complete sets of the Plans and Specifications and approval thereof by any necessary Governmental Authority, with a certification from the Borrower's Architect that the Improvements to be constructed comply with all Requirements and Project Approvals and that the Construction Contract satisfactorily provides for the construction of the Improvements.

            (b) Title Policy. The Title Policy, or a commitment therefor, together with proof of payment of all fees and premiums for such policy and true and accurate copies of all documents listed as exceptions under such policy.

            (c) Other Insurance. Duplicate originals or certified copies of all policies of insurance required by the Mortgage or hereunder to be obtained and maintained during the construction of the Improvements.

            (d) Evidence of Sufficiency of Funds. Evidence that the proceeds of the Loan, together with Additional Project Funds, will be sufficient to cover all Project Costs reasonably anticipated to be incurred to complete the Improvements prior to the Project Completion Date, to carry the Project through the Maturity Date, and to satisfy the obligations of the Borrower to the Lender under this Agreement.

            (e) Evidence of Access, Availability of Utilities, Project Approvals. Evidence as to:

                  (i) the methods of access to and egress from the Project, and nearby or adjoining public ways, meeting the reasonable requirements of the Project and the status of completion of any required improvements to such access;

                  (ii) the availability of water supply and storm and sanitary sewer facilities meeting the reasonable requirements of the Project;

                  (iii) the availability of all other required utilities, in location and capacity sufficient to meet the reasonable needs of the Project; and

                  (iv) the obtaining of all Project Approvals which are required, necessary or desirable for the construction of the Improvements and the access thereto, together with copies of all such Project Approvals.

            (f) Environmental Report. An environmental site assessment report or reports of one or more qualified environmental engineering or similar inspection firms approved by the Lender, which report or reports shall indicate a condition of the Land and any existing improvements thereon in compliance with all Requirements and in all respects satisfactory to the Lender in its sole discretion and upon which report or reports the Lender is expressly entitled to rely.

            (g) Soils Report. [Intentionally omitted.]

            (h) Survey and Taxes. A Survey of the Land (and any existing improvements thereon) and Surveyor's Certificate, and evidence of payment of all real estate taxes and municipal charges on the Land (and any existing improvements thereon) which were due and payable prior to the Closing Date.

            (i) Additional Project Funds. The Borrower shall have delivered to the Lender evidence satisfactory to the Lender, in its sole and absolute discretion, that the Borrower has applied the Additional Project Funds to pay Project Costs.

            (j) Payment, Performance and Lien Bonds. Payment, Performance and Lien Bonds satisfactory to the Lender shall have been delivered to the Lender and the Lien Bond shall have been recorded in the Registry.

            (k) Draw Request. A Draw Request complying with the provisions of ss.3.1 hereof.

      11.11 Construction Inspector Report. [Intentionally omitted.]

      11.12 Legal and Other Opinions. The Lender shall have received favorable opinions in form and substance satisfactory to the Lender and the Lender's counsel, addressed to the Lender and dated as of the Closing Date, from counsel to the Borrower and each Guarantor acceptable to the Lender, as to such matters as the Lender shall reasonably request.

      11.13 Lien Search. The Lender shall have received a certification from Title Insurance Company or counsel satisfactory to the Lender (which shall be updated from time to time at the Borrower's expense upon request by the Lender) that a search of the public records disclosed no conditional sales contracts, security agreements, chattel mortgages, leases of personalty, financing statements or title retention agreements which affect the Collateral.

      11.14 Mechanic's Lien Law.

            (a) Initial Advance. In the event that for any reason the initial Advance is not funded on the Closing Date, the terms and provisions of ss.12.6(a) and (b) shall be applicable for the initial Advance.

            (b) Lien Bond. The Borrower has provided evidence that the Borrower has obtained and recorded with the Registry a satisfactory lien bond in an amount equal to the

      Construction Contract, which lien bond shall be obtained by the Borrower and relate to, and therefore dissolve, any Section 2 Lien and Section 4 Lien. The lien bond shall name the Lender as dual obligee.

      11.15 Notices. All notices required by any Governmental Authority under applicable Requirements to be filed prior to commencement of construction of the Improvements shall have been filed.

      11.16 Appraisal. [Intentionally Omitted.]

      11.17 Fees. The Borrower shall have paid to the Lender the fees payable to it pursuant to ss.6.1 and ss.6.2.

      11.18 Performance; No Default. The Borrower shall have performed and complied with all terms and conditions herein required to be performed or complied with by it on or prior to the Drawdown Date of the initial Advance, and on the Drawdown Date of the initial Advance, there shall exist no Default or Event of Default.

      11.19 Representations and Warranties. The representations of warranties made by the Obligors in the Loan Documents or otherwise made by or on behalf of the Obligors in connection therewith or after the date thereof shall have been true and correct in all respects when made and shall be true and correct in all respects on the Drawdown Date of the initial Advance.

      11.20 Proceedings and Document. All proceedings in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be satisfactory to the Lender and the Lender's counsel in form and substance, and the Lender shall have received all information and such counterpart originals or certified copies of such documents and such other certificates, opinions or documents as the Lender and the Lender's counsel may reasonably require.

      11.21 Waiver. Any waiver by the Lender of any of the conditions precedent contained herein for the Closing and the initial Advance shall not be deemed to be a waiver by the Lender of such conditions precedent for any subsequent Advance or any other obligation of the Lender hereunder.

      11.22 Incomplete Construction Documents. Borrower and Lender agree that the Closing and initial Advance hereunder may take place prior to any or all of the following: (i) the finalization of the Plans and Specifications, (ii) the execution and delivery of the Construction Contract (and the consent of the Contractor to the assignment of the Construction Contract pursuant to Collateral Assignment of Contracts, Liens, Permits, Agreements, Warranties and Approvals, dated as of the date hereof), and (iii) the issuance of a building permit for the construction of the Project. In such event, Advances hereunder shall be limited to matters shown on the Project Budget which are related to the Ground Lease and pre-construction expenses and are not covered by the Construction Contract. Lender shall not be obligated to fund any Advance relating to the Construction Contract unless and until the matters referred to above in clauses
(i), (ii) and (iii) have been accomplished to Lender's reasonable satisfaction, except that only a foundation building permit shall be required in connection with Advances relating to site and foundation work, and ordering steel.

      12. CONDITIONS OF SUBSEQUENT ADVANCES. The obligation of the Lender to make any Advance after the initial Advance shall be subject to the satisfaction of the following conditions precedent:

      12.1 Prior Conditions Satisfied. All conditions precedent to the initial Advance and any prior Advance shall continue to be satisfied as of the Drawdown Date of such subsequent Advance, including but not limited to Section 11.22 if applicable.

      12.2 Performance; No Default. The Borrower shall have performed and complied with all terms and conditions herein required to be performed or complied with by it on or prior to the Drawdown Date of such Advance, and on the Drawdown Date of such Advance there shall exist no Default or Event of Default.

      12.3 Representations and Warranties. Each of the representations and warranties made by the Obligors in the Loan Documents or otherwise made by or on behalf of the Obligors in connection therewith after the date thereof shall have been true and correct in all respects on the date on when made and shall also be true and correct in all material respects on the Drawdown Date of such Advance (except to the extent of changes resulting from transactions contemplated or permitted by the Loan Documents).

      12.4 No Damage. The Improvements shall not have been materially injured or damaged by fire, explosion, accident, flood or other casualty so that the requirements hereof cannot be complied with.

      12.5 Receipt of the Lender. The Lender shall have received:

            (a) Draw Request. A Draw Request complying with the requirements hereof, including those set forth in ss.3.1 hereof,

            (b) Endorsement to Title Policy. A "date down" endorsement to the Title Policy indicating no change in the state of title and containing no survey exceptions not approved by the Lender;

            (c) Current Survey. An updated Survey if required by the Title Insurance Company or the Lender;

            (d) Approval by Construction Inspector. Approval of the Draw Request for such Advance by the Construction Inspector, accompanied by a certificate or report from the Construction Inspector to the effect that in its opinion, based on-site observations and submissions by the Contractor, the construction of the Improvements to the date thereof was performed in a good and workmanlike manner and in accordance with the Plans and Specifications, stating the estimated total cost of construction of the Improvements, stating the percentage of in-place construction of the Improvements, and stating that the remaining non-disbursed portion of the Loan and Additional Project Funds allocated for such purpose in the Project Budget is adequate to complete the construction of the Improvements;

            (e) Contracts. Evidence that one hundred percent (100%) of the cost of the remaining construction work is covered by firm fixed price or guaranteed maximum price contracts or subcontracts, or orders for the supplying of materials, with contractors, subcontractors, materialmen or suppliers reasonably satisfactory to the Lender.

      12.6 Mechanic's Lien Law.

            (a) Notice of Contract, Mechanic's Lien. Unless or until a lien bond is in full force and effect which prevents or eliminates the encumbrance of the Project by any lien under the Mechanic's Lien Law, the Lender may withhold or refuse to fund any advance hereunder if:

                  (i) a Notice of Contract has been filed under Section 4 of the Mechanic's Lien Law; or

                  (ii) a Notice of Contract has been filed by the Contractor under Section 2 of the Mechanic's Lien Law, unless (x) the Project does not involve the construction of at least one, but not more than four, dwelling unit and (y) with respect to the subject Borrower's Requisition, an accurately completed and valid Lien Form has been provided to the Lender with a Payment Period Date no more than twenty-five days before the date of the funding of such advance, such Lien Form to provide that subject to the payment of the amount set forth in the Borrower's Requisition, the Contractor waives any and all lien rights for labor and materials, or rental equipment, appliances or tools, performed or furnished through the applicable Payment Period Date, except for Retainage, unpaid agreed or pending change orders, and disputed claims as stated in the Lien Form; or

                  (iii) any Other Mechanic's Lien has been filed or established.

            (b) Payment Period Date. In the event that the Lender has not funded any Borrower's Requisition within twenty-five days after the applicable Payment Period Date as set forth in the Lien Form which was submitted with the subject Borrower's Requisition, the Lender may, at its option, withhold or refuse to fund the Borrower's Requisition and require the Borrower to resubmit an updated Borrower's Requisition in accordance with ss.3.1, above, with an updated Lien Form.

            (c) Lien Bond. If requested by the Lender, at any time, the Borrower shall provide evidence that the Borrower has obtained and recorded with the Registry a satisfactory lien bond in an amount equal to the unpaid construction costs, which lien bond shall be obtained by the Borrower and relate to, and therefore dissolve, any Section 2 Lien and Section 4 Lien. The lien bond shall name the Lender as dual obligee;

            (d) Notice of Substantial Completion. Upon the substantial completion of the work provided for in the Construction Contract, the Borrower has provided evidence that the Borrower has timely obtained from the Contractor and recorded with the Registry, a Notice of Substantial Completion as provided for in the Mechanic's Lien Law; and

            (e) Notice of Termination. In the event of the termination of the Construction Contract, the Borrower has provided evidence that the Borrower has timely recorded with the Registry, a Notice of Termination as provided for in the Mechanic's Lien Law.

      12.7 Release of Retainage. In addition to the conditions hereinbefore set forth in this Article, the Lender's obligation to make any Advance of Retainage shall be subject to receipt by the Lender of the following:

            (a) Project Approvals. Evidence satisfactory to the Lender that the Borrower has obtained all Project Approvals from, given all notices to, and taken all such other actions with respect to, such Governmental Authority as may be required under applicable Requirements for the permanent use and occupancy of the Improvements for their intended uses, together with copies of all such Project Approvals.

            (b) Approval by Construction Inspector. Notification from the Construction Inspector to the effect that the Improvements have been completed in a good and workmanlike manner in accordance with the Plans and Specifications.

            (c) Final Survey. A final Survey reasonably acceptable to the Lender showing the as-built location of the completed Improvements.

            (d) Acceptance by Tenant. Evidence reasonably satisfactory to the Lender that Tenant has accepted the Improvements as being in compliance with the Tenant Lease and the Plans and Specifications.

            (e) Certificate of the Borrower's Architect. A certificate of the Borrower's Architect that the Improvements have been completed substantially in accordance with the Plans and Specifications and that the Improvements comply with all applicable Requirements and Project Approvals and are in all respects (except for work to be performed by tenants) ready for occupancy.

            (f) Payment of Costs. Evidence reasonably satisfactory to the Lender that all sums due in connection with the construction of the Improvements have been paid in full (or will be paid out of the funds requested to be advanced) and that no party claims or has a right to claim any statutory or common law lien arising out of the construction of the Improvements or the supplying of labor, material, and/or services in connection therewith.

            (g) Final Lien Waivers. Final lien waivers (on AIA Documents G706 or other form satisfactory to the Lender) from the Contractor and such laborers, subcontractors and materialmen as may be required by the Lender, duly executed and notarized.

            (h) Mechanic's Lien Law. If requested by the Lender or if a Section 2 Lien has been filed, an accurately completed and valid Lien Form executed by the Contractor, such Lien Form to provide that subject to the payment of the Retainage, the Contractor waives any and all lien rights for labor and materials, or rental equipment, appliances or tools, performed or furnished for the Project.

            (i) Consent by Surety. Evidence satisfactory to the Lender that the surety company or companies issuing any Payment and Performance Bonds have consented to final payment to the Contractor or any subcontractor named as principal therein.

            (j) Warranties. Copies of the warranty issued by the Contractor to the Borrower pursuant to the Construction Contract and of all other warranties issued to the Borrower by subcontractors and manufacturers for labor performed and materials supplied in connection with the construction of the Improvements.

            (k) Insurance. Duplicate original or certified copies of all policies of insurance required by the Mortgage or hereunder to be obtained and maintained by the Borrower following Project Completion.

            (l) Management Contract. [Intentionally omitted.]

            (m) Development Agreement. [Intentionally omitted.]

      12.8 Waiver. Any waiver by the Lender of any of the conditions precedent contained herein for any Advance shall not be deemed to be a waiver by the Lender of such conditions precedent for any subsequent Advance or any other obligation of the Lender hereunder.

      13. EVENTS OF DEFAULT AND REMEDIES.

      13.1 Events of Default. The occurrence of any one or more of the following conditions or events shall constitute an "Event of Default":

            (a) any failure by the Borrower to pay, within five (5) days of the due date, any interest on or principal of or other sum payable under the Note (including, without limitation, any amounts required to be paid by the Borrower to the Lender on the Maturity Date pursuant to the provisions of Section 5.2 hereof; or

            (b) any default in the payment of any of the other Obligations (excluding installments of interest and principal), when and as the same shall have become due and payable as in the Note and any other Loan Document provided, or in the performance o any of Borrower's other obligations under any of the Loan Documents which performance consists solely of the payment of a sum of money, (i) prior to maturity

      (whether such maturity occurs by acceleration, lapse of time or otherwise), if such default shall have continued for a period of ten (10) Business Days after notice thereof to Mortgagor, and (ii) upon maturity (whether such maturity occurs by acceleration, lapse of time or otherwise); or

            (c) title to the Collateral is or becomes unsatisfactory to the Lender by reason of any lien, charge, encumbrance, title condition or exception (including without limitation, (x) any Other Mechanic's Lien or (y) any Section 1 Lien or Section 2 Lien in respect of obligations overdue) and such matter causing title to be or become unsatisfactory is not cured or removed (including by bonding) within thirty (30) days after notice thereof from the Lender to the Borrower; or

            (d) any refusal by the Title Insurance Company to insure any Advance as being secured by the Mortgage as a valid first lien and security interest on the Project and continuance of such refusal for a period of thirty (30) days after notice thereof by the Lender to the Borrower; or

            (e) Project Completion shall not have been attained by the Project Completion Date or, in the reasonable judgment of the Lender, Project Completion cannot be attained by the Project Completion Date; or

            (f) the Project or any material part thereof is subject to a material Taking; or

            (g) any cessation at any time in construction of the Improvements for more than ten 10 consecutive business days except for strikes, acts of God, fire or other casualty, or other causes entirely beyond the Borrower's control, or any cessation at any time in construction of the Improvements for more than sixty (60) consecutive days, regardless of the cause thereof, but subject to Force Majeure; or

            (h) in the reasonable judgment of the Lender, if the remaining undisbursed portion of the Loan, together with proceeds of the Subordinate Loan and together with amounts payable from Tenant to the Borrower under the Tenant Lease to be applied against Project Costs, is or will be insufficient to fully complete and equip the Improvements in accordance with the Plans and Specifications, to operate and carry the Project after Project Completion until payment. in full of the Loan by the Borrower, to pay all other Project Costs, to pay all interest accrued or to accrue on the Loan during the term of the Loan from and after the date hereof, and to pay all other sums due or to become due under the Loan Documents (or as to any budget category or line item), and to pay any liens for labor and materials alleged to be due and payable at the time in connection with the Improvements, in each case regardless of how such condition may be caused, unless the Borrower shall within seven (7) days of written notice of the amount required by such determination from the Lender, except otherwise as provided in ss.13.1(i) below, deposit with the Lender such sums of money in cash as the Lender may require, or an unconditional irrevocable standby letter of credit in the amount required by the Lender and otherwise in form and substance satisfactory to the Lender from a commercial bank acceptable to the Lender, in an amount sufficient to remedy the condition described in such notice, and sufficient to pay any liens for labor and materials alleged to be due and payable at the time in connection with the Improvements; or

            (i) any Guarantor denies that such Guarantor has any liability or obligations under the Guaranty or the Indemnity Agreement, or shall notify the Lender of such Guarantor's intention to attempt to cancel or terminate the Guaranty or the Indemnity Agreement, or shall fail to observe or comply with any term, covenant, condition and agreement under the Guaranty or the Indemnity Agreement; or

            (j) any representation or warranty made or deemed to be made by or on behalf of any Obligor in this Agreement or in any of the other Loan Documents, or in any report, certificate, financial statement, Draw Request, document or other instrument delivered pursuant to or in connection with this Agreement, any Advance or any of the other Loan Documents, shall prove to have been false or incorrect in any material respect upon the date when made or deemed to be made or repeated; or

            (k) any suit or proceeding shall be filed against the Borrower or any Guarantor or the Project which, if adversely determined, would have a materially adverse affect on the ability of the Borrower or such Guarantor to perform each and every one of their respective obligations under and by virtue of the Loan Documents; or

            (l) any failure by the Borrower to obtain any Project Approvals, or the revocation or other invalidation of any Project Approvals previously obtained, after all appeals have been exhausted; or

            (m) any Obligor or Subsidiary thereof shall file a voluntary petition in bankruptcy under Title 11 of the United States Code, or an order for relief shall be issued against any such Person in any involuntary petition in bankruptcy under Title 11 of the United States Code, or any such Person shall file any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other law or regulation relating to bankruptcy, insolvency or other relief of debtors, or such Person shall seek or consent to or acquiesce in the appointment of any custodian, trustee, receiver, conservator or liquidator of such Person, or of all or any substantial part of its respective property, or such Person shall make an assignment for the benefit of creditors, or such Person shall give notice to any governmental authority or body of insolvency or pending insolvency or suspension of operation; or

            (n) an involuntary petition in bankruptcy under Title 11 of the United States Code shall be filed against any Obligor or Subsidiary thereof and such petition shall not be dismissed within sixty (60) days of the filing thereof, or

            (o) a court of competent jurisdiction shall enter any order, judgment or decree approving a petition filed against any Obligor or any Subsidiary thereof seeking any reorganization, arrangement, composition, readjustment, liquidation or similar relief under any present or future federal, state or other law or regulation relating to bankruptcy, insolvency or other relief for debtors, or appointing any custodian, trustee, receiver, conservator or liquidator of all or any substantial part of its property; or

            (p) if final judgment for the payment of money in the amount of $100,000 or more in excess of insurance proceeds shall be rendered against the Borrower, or final judgment for the payment of money in the amount of $500,000 or more in excess of insurance proceeds shall be rendered against any of the Guarantors, and the Borrower or such Guarantor shall have failed to discharge the same or cause it to be discharged within sixty
      (60) days from the entry thereof, or shall have failed to appeal therefrom or from the order, decree or process upon which or pursuant to which said judgment was granted, based or entered, and to have secured a stay of execution pending such appeal; or

            (q) any "Event of Default", as defined or otherwise set forth in any of the other Loan Documents, shall occur; or

            (r) if: the Ground Lease or the Tenant Lease or any material provision thereof shall cease to be in full force and effect, for any reason whatsoever; or

            (s) any failure by any Obligor to duly observe or perform any term, covenant, condition or agreement under this Agreement or any other Loan Document (other than those defaults referred to or covered by paragraphs
      (a) through (r) above) and continuance of such failure for a period of thirty (30) days after notice thereof from the Lender, or, in any case where such default is susceptible to cure but cannot with due diligence be cured within such thirty (30) day period, such longer period (not to exceed one hundred twenty (120) days) as is required diligently to effect the cure of such default, but only so long as such Obligor promptly notifies Lender of its intention to cure and commences cure of such default within such thirty (30) day period and at all times thereafter prosecutes such cure with all due diligence to completion.

      Notwithstanding the foregoing, in the event that any Event of Default shall occur pursuant to any of clauses (e), (g), (j), (k), or (l) for reasons of Force Majeure, the time period set forth in such clause for curing such Event of Default shall either be one hundred twenty (120) days or shall be extended for a period of up to one hundred twenty (120) days, provided, however, that (i) the Borrower shall have given written notice to the Lender within ten (10) days after the occurrence of any event believed by the Borrower to constitute Force Majeure, with any such notice to describe such event in reasonable detail, and
(ii) in no event shall any Default described in clause (h) above have occurred and be continuing hereunder. Clauses (m), (n) and (o) above shall apply to the Guarantors only during the Construction Period.

      Also notwithstanding the foregoing, in no event will a failure of Borrower or any Guarantor to perform any Borrower or Guarantor obligation hereunder or under any other Loan Document which is a result of or caused by a Lender failure to perform a Lender obligation hereunder constitute an Event of Default.

      13.2 Termination of Advances and Acceleration. If any one or more of the Events of Default shall occur and be continuing, the Lender may by notice to the Borrower declare its obligations to make Advances hereunder to be terminated, whereupon the same shall terminate and the Lender shall be relieved of all obligations to make Advances to the Borrower, and/or declare all unpaid principal of and accrued interest on the Note, together with all other amounts owing under the Loan Documents, to be immediately due and payable, whereupon same shall become and be immediately due and payable, anything in the Loan Documents to the contrary notwithstanding, and without presentment, protest, demand or other notice of any kind, all of which are hereby expressly waived by the Borrower; provided that if any one or more of the Events of Default specified in ss.13.1(l), ss.13.1(m), or ss.13.1(n), above, shall occur with respect to any Obligor, the Lender's obligations to make Advances hereunder automatically shall so terminate and all unpaid principal of and accrued interest on the Note, together with all other amounts owing under the Loan Documents, automatically shall become and be immediately so due and payable, without any declaration or other act on the part of the Lender.

      13.3 Completion of Project. If any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Lender shall have terminated its obligations to make Advances and accelerated the maturity of the Loan pursuant to ss.13.2, the Lender, if the construction of the Improvements has not been fully completed, may cause the Project to be completed and may enter upon the Land upon two (2) Business Days' written notice to the Borrower, and construct, equip and complete the Project in accordance with the Plans and Specifications, with such changes therein as the Lender may, from time to time, and in its sole discretion, deem appropriate. In connection with any construction of the Project undertaken by the Lender pursuant to the provisions of this Section, the Lender may:

            (a) use any funds of the Borrower, including any balance which may be held by the Lender as security or in escrow, and any funds remaining unadvanced under the Loan;

            (b) employ existing contractors, subcontractors, agents, architects, engineers, and the like, or terminate the same and employ others;

            (c) employ security watchmen to protect the Project;

            (d) make such additions, changes and corrections in the Plans and Specifications as shall, in the judgment of the Lender, be necessary or desirable;

            (e) take over and use any and all Personal Property contracted for or purchased by the Borrower, if appropriate, or dispose of the same as the Lender sees fit;

            (f) execute all applications and certificates on behalf of the Borrower which may be required by any Governmental Authority or Requirements or contract documents or agreements;

            (g) pay, settle or compromise all existing or future bills and claims which are or may be liens against the Project, or may be necessary for the completion of the Improvements or the clearance of title to the Project;

            (h) complete the marketing and leasing of leasable space in the Improvements, enter into new Leases, and modify or amend existing Leases, all as the Lender shall deem to be necessary or desirable;

            (i) prosecute and defend all actions and proceedings in connection with the construction of the Improvements or in any other way affecting the Land or the Improvements and take such action and require such performance as the Lender deems necessary under any Payment and Performance Bonds; and

            (j) take such action hereunder, or refrain from acting hereunder, as the Lender may, in its sole and absolute discretion, from time to time determine, and without any limitation whatsoever, to carry out the intent of this Section.

The Borrower shall be liable to the Lender for all costs paid or incurred for the construction, equipping and completion of the Project, whether the same shall be paid or incurred pursuant to the provisions of this Section or otherwise, and all payments made or liabilities incurred by the Lender hereunder of any kind whatsoever shall be deemed Advances made to the Borrower under this Agreement and shall be secured by the Mortgage and the other Security Documents. To the extent that any costs so paid or incurred by the Lender, together with all other Advances made by the Lender hereunder, exceed the Loan Amount, the amount of such excess costs shall be added to the Loan Amount, and the Borrower's obligation to repay the same, together with interest thereon at the Default Rate, shall be deemed to be evidenced by this Agreement and secured by the Mortgage and the other Security Documents. In the event the Lender takes possession of the Project and assumes control of such construction as aforesaid, it shall not be obligated to continue such construction longer than it shall see fit and may thereafter, at any time, change any course of action undertaken by it or abandon such construction and decline to make further payments for the account of the Borrower whether or not the Project shall have been completed. For the purpose of this Section, the construction, equipping and completion of the Project shall be deemed to include any action necessary to cure any Event of Default by the Borrower under any of the terms and provisions of any of the Loan Documents.

      13.4 Other Remedies. If any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Lender shall have terminated its obligations to make Advances or accelerated the maturity of the Loan pursuant to ss.13.2, the Lender may proceed to protect and enforce its rights and remedies under this Agreement, the Note or any of the other Loan Documents by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement and the other Loan Documents or any instrument pursuant to which the Obligations are evidenced, including as permitted by applicable law the obtaining of the ex parte appointment of a receiver, and, if any amount owed to the Lender shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Lender. No remedy conferred upon the Lender or the holder of the Note in this Agreement or in any of the other Loan Documents is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or thereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

      13.5 Distribution of Collateral Proceeds. In the event that, following the occurrence or during the continuance of any Default or Event of Default, the Lender receives any monies in connection with the enforcement of any the Security Documents, or otherwise with respect to the realization upon any of the Collateral, such monies shall be distributed for application as follows:

            (a) First, to the payment of, or (as the case may be) the reimbursement of the Lender for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Lender in connection with the collection of such monies by the Lender, for the exercise, protection or enforcement by the Lender of all or any of the rights, remedies, powers and privileges of the Lender under this Agreement or any of the other Loan Documents or in respect of the Collateral or in support of any provision of adequate indemnity to the Lender against any taxes or liens which by law shall have, or may have, priority over the rights of the Lender to such monies;

            (b) Second, to all other Obligations in such order or preference as the Lender may determine; provided, however, that the Lender may in its discretion make proper allowance to take into account any Obligations not then due and payable;

            (c) Third, upon payment and satisfaction in full or other provisions for payment in full satisfactory to the Lender of all of the Obligations, to the payment of any obligations required to be paid pursuant to ss.9-504(1)(c) of the Uniform Commercial Code of the Commonwealth of Massachusetts; and

            (d) Fourth, the excess, if any, shall be returned to the Borrower or to such other Persons as are entitled thereto.

      13.6 Power of Attorney. For the purposes of carrying out the provisions and exercising the rights, remedies, powers and privileges granted by or referred to in this Article, the Borrower hereby irrevocably constitutes and appoints the Lender its true and lawful attorney-in-fact after an Event of Default, with full power of substitution, to execute, acknowledge and deliver any instruments and do and perform any acts which are referred to in this Article, in the name and on behalf of the Borrower. The power vested in such attorney-in-fact is, and shall be deemed to be, coupled with an interest and irrevocable.

      13.7 Waivers. The Borrower hereby waives to the extent not prohibited by applicable law (a) all presentments, demands for performance, notices of nonperformance (except to the extent required by the provisions hereof or of any of the other Loan Documents), protests and notices of dishonor, (b) any requirement of diligence or promptness on the Lender's part in the enforcement of its rights (but not fulfillment of its obligations) under the provisions of this

Agreement or any of the other Loan Documents, and (c) any and all notices of every kind and description which may be required to be given by any statute or rule of law and any defense of any kind which the Borrower may now or hereafter have with respect to its liability under this Agreement or under any of the other Loan Documents.

      14. SETOFF. Regardless of the adequacy of any collateral, during the continuance of any Event of Default, any deposits (general or specific, time or demand, provisional or final, regardless of currency, maturity, or the branch of the Lender where such deposits are held) or other sums credited by or due from the Lender to the Borrower and any securities or other property of the Borrower in the possession of the Lender may be applied to or set off against the payment of the Project Obligations and any and all other Obligations.

      15. AGREEMENTS RELATING TO TENANT LEASE. FAILURE TO FUND

      (a) The parties hereto acknowledge that Sepracor, Inc. is both Lender under the Loan and Tenant under the Tenant Lease, and each party hereto acknowledges and agrees that the Loan is a true loan transaction and the Tenant Lease is a true lease transaction and that each party will treat each of such transactions as a loan or a lease, as applicable, for all purposes including such party's tax returns and financial statements. The parties acknowledge and agree that each of such transactions has been entered into on an arms-length basis and on terms which are commercially reasonable under current market conditions.

      (b) If an Event of Default as set forth in Section 13.1 shall have occurred and be continuing solely by reason of such default by Tenant under the Tenant Lease, Lender shall forbear from foreclosing on the Mortgage or exercising other remedies under any of the Security Documents (except as may be required to protect the collateral covered thereby) for a period of eighteen months provided that (i) Borrower and Guarantors are not in default under any of the Loan Documents, and (ii) Borrower and Guarantors are using diligent efforts to obtain a refinancing of the Loan. Such eighteen-month period shall be extended if and to the extent that Tenant fails to vacate the Project within ninety days after demand therefor by Borrower following the occurrence and continuance of an Event of Default under and as defined in the Tenant Lease. Interest on the Note shall continue to accrue during any such forbearance period, but debt service (interest and/or principal) on the Note shall be offset by Basic Rent (as defined in the Tenant Lease) which is owed but is not being paid under the Tenant Lease. Such offset shall be applied first against interest otherwise due and payable on the Note, and then to the extent unpaid Basic Rent has not been fully offset against interest, against principal.

      (c) If Lender is unable to fund any Advance on the Loan (all the conditions therefor having been satisfied), 75% of each dollar of Borrower's actual damages resulting therefrom, up to a maximum of $2,000,000, shall be offset against payments due on the Subordinated Loan, as provided in the loan agreement with respect thereto. In addition, in such event (i) Lender shall be required to subordinate the Security Documents and the security documents with respect to the Subordinate Loan so as to enable Borrower to obtain alternative financing for the Project on a first lien basis, and (ii) Tenant shall have the right to exercise its purchase option under the Tenant Lease as to the Project. The provisions of any such subordination shall be reasonably satisfactory in form and substance to the lender providing such alternative financing, and shall be such that Lender's entitlement to payment shall be subordinate the new lender both as to current cash flow (as to payments of interest) and in the case of a refinancing or sale (in each case as to both principal and accrued interest), but shall not have the effect of negating altogether Lender's entitlement to be repaid from the Project and the income therefrom if and when possible.

      16. EXPENSES. The Borrower agrees to pay (a) the reasonable costs of producing and reproducing this Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) any taxes (including any interest and penalties in respect thereto) payable by the Lender (other than taxes based upon the Lender's net income), including any recording, mortgage or intangibles taxes in connection with the Mortgage, or other taxes payable on or with respect to the transactions contemplated by this Agreement, including any taxes payable by the Lender after the Closing Date (the Borrower hereby agreeing to indemnify the Lender with respect thereto), (c) all title insurance premiums, and the reasonable fees, expenses and disbursements of the Lender's counsel or any local counsel to the Lender incurred in connection with the preparation, administration or interpretation of the Loan and the Loan Documents and other instruments mentioned herein, the making of each Advance hereunder, and amendments, modifications, approvals, consents or waivers hereto or hereunder,
(d) the fees, expenses and disbursements of the Lender incurred in connection with the preparation, administration or interpretation of the Loan and the Loan Documents and other instruments mentioned herein, and the making of each Advance hereunder (including all fees paid to the Construction Inspector, Appraisal fees, and surveyor fees) (e) all reasonable out-of-pocket expenses (including reasonable attorneys' fees and costs, which attorneys may be employees of the Lender) and the fees and costs of consultants, accountants, auctioneers, receivers, brokers, property managers, appraisers, investment bankers or other experts retained by the Lender in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against the Borrower or any Obligor or the administration thereof after the occurrence of a Default or Event of Default and (ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to the Lender's relationship with the Borrower or any Party, and (f) all reasonable fees, expenses and disbursements of the Lender incurred in connection with UCC searches, UCC filings, title rundowns, title searches or mortgage recordings. The covenants of this Section shall survive payment or satisfaction of payment of all amounts owing with respect to the Note.

      17. INDEMNIFICATION. The Borrower agrees to indemnify and hold harmless the Lender from and against any and all claims, actions and suits, whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of this Agreement or any of the other Loan Documents or the transactions contemplated hereby and thereby including, without limitations, (a) any brokerage, leasing, finders or similar fees, (b) any disbursement of the proceeds of any of the Advances, (c) any condition of the Project whether related to the quality of construction or otherwise, (d) any actual or proposed use by the Borrower of the proceeds of any of the Advances, (e) any actual or alleged violation of any Requirements or Project Approvals, or (f) the Borrower or any Party entering into or performing this Agreement or any of the other Loan Documents, in each case including, without limitation, the reasonable fees and disbursements of counsel and allocated costs of internal counsel incurred in connection with any such investigation, litigation or other proceeding. In litigation, or the preparation therefor, the Lender shall be entitled to select its own counsel and, in addition to the foregoing indemnity, the Borrower agrees to pay promptly the reasonable fees and expenses of such counsel. The obligations of the Borrower under this Section shall survive the repayment of the Loan and shall continue in full force and effect so long as the possibility of such claim, action or suit exists. If, and to the extent that the obligations of the Borrower under this Section are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The foregoing indemnification shall not be applicable to any matter arising out of the Tenant Lease or the relationship of Borrower and Lender as landlord and tenant thereunder, as to which matters the terms and provisions of the Tenant Lease shall govern.

      18. LIABILITY OF THE LENDER; SPECIFIC PERFORMANCE. The liability of the Lender to the Borrower for any breach of the terms of this Agreement by the Lender shall not exceed a sum equal to (i) the amount which the Lender shall be determined to have failed to advance in consequence of a breach by the Lender of its obligations under this Agreement, (ii) interest thereon at the default rate payable by the Borrower under the terms of the Note for Advances which the Borrower is to receive hereunder, computed from the date when the Advance should have been made by the Lender to the date when the Advance is, in fact, made by the Lender, and, upon the making of any such payment by the Lender to the Borrower, the same shall be treated as an Advance under this Agreement, in the same fashion as any other Advance under the terms of this Agreement and (iii) actual losses incurred by the Borrower as a result of Lender's breach which reasonably could be foreseen by the Lender. The Lender acknowledges and agrees that the Borrower shall have the remedy of specific performance by the Lender of the Lender's obligations under this Agreement. Moreover, if Lender is unable to fund an Advance when obligated to do so under this Agreement, Borrower shall have certain rights of offset as to the Subordinate Loan, as set forth in
Section 15 of the Loan Agreement for the Subordinate Loan.

      19. RIGHTS OF THIRD PARTIES. All conditions to the performance of the obligations of the Lender under this Agreement, including the obligation to make Advances, are imposed solely and exclusively for the benefit of the Lender and no other Person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that the Lender will refuse to make Advances in the absence of strict compliance with any or all thereof and no other Person shall, under any circumstances, be deemed to be a beneficiary of such conditions, any and all of which may be freely waived in whole or in part by the Lender at any time if in its sole discretion it deems it desirable to do so. In particular, the Lender makes no representations and assumes no obligations as to third parties concerning the quality of the construction by the Borrower of the Improvements or the absence therefrom of defects.

      20. SURVIVAL OF COVENANTS, ETC. All covenants, agreements, representations and warranties made herein, in the Note, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Borrower or any Party pursuant hereto and thereto shall be deemed to have been relied upon by the Lender, notwithstanding any investigation heretofore or hereafter made by it, and shall survive the making by the Lender of the Advances, as herein contemplated, and shall continue in full force and effect either (i) so long as any amount due under this Agreement or the Note or any of the other Loan Documents remains outstanding or the Lender has any obligation to make any Advances or (ii) for such longer period as may be provided for herein or in any other Loan Document. All statements contained in any certificate or other paper delivered to the Lender at any time by or on behalf of any Party or any Subsidiary thereof pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by such Person.

      21. ASSIGNMENT. This Agreement, the Note and the other Loan Documents may be assigned by Lender to any Tenant Affiliate after the Commencement Date (as each such term is defined in the Lease), but not otherwise, except with the written consent of Borrower, which consent will not be unreasonably withheld or delayed.

      22. RELATIONSHIP. The relationship between the Lender and the Borrower is solely that of a lender and borrower, and nothing contained herein or in any of the other Loan Documents shall in any manner be construed as making the parties hereto partners, joint venturers or any other relationship other than lender and borrower.

      23. NOTICES. Except as otherwise provided herein or in any other Loan Document, each notice, demand, election or request provided for or permitted to be given pursuant to this Agreement (hereinafter in this Section referred to as "Notice") must be in writing and shall be deemed to have been properly given or served by personal delivery, or by sending same by nationally recognized overnight courier or by depositing same in the United States Mail, postpaid and registered or certified, return receipt requested, and addressed as follows:

         If to the Lender,

         SEPRACOR, INC.
         111 Locke Drive
         Marlborough, Massachusetts 01752
         Attn: Vice President for Finance and Administration

         with a copy to,

         Nixon Peabody LLP
         101 Federal Street
         Boston, Massachusetts 02110
         Attn: William C. Stone, PC
         if to Borrower,

         Waterford Park, LLC
         c/o Waterford Development Corp.
         175 Highland Avenue
         Needham, Massachusetts 02494
         Attn: Robert E. Shapiro

         with a copy to,

         Garrity Levin & Muir
         99 Summer Street
         Boston, Massachusetts 02110
         Attn: Jonathan Levin, Esq.

Each Notice shall be effective upon being personally delivered or upon being sent by overnight courier or upon being deposited in the United States Mail as aforesaid. The time period in which a response to such Notice must be given or any action taken with respect thereto (if any), however, shall commence to run from the date of receipt if personally delivered or sent by overnight courier, or if so deposited in the United States Mail, the earlier of three (3) Business Days following such deposit or the date of receipt as disclosed on the return receipt. Rejection or other refusal to accept or the inability to deliver because of changed address for which no Notice was given shall be deemed to be receipt of the Notice sent. By giving at least thirty (30) days' prior Notice thereof, the Borrower or the Lender shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

      24. GOVERNING LAW. This Agreement and each of the other Loan Documents, except as otherwise specifically provided therein, are contracts under the laws of The Commonwealth of Massachusetts and shall for all purposes be construed in accordance with and governed by the laws of said Commonwealth (excluding the laws applicable to conflicts or choice of law).

      25. CONSENT TO JURISDICTION; WAIVERS. THE BORROWER AND EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY (A) SUBMITS TO PERSONAL JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND (B) WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAWS OF ANY STATE (I) TO THE RIGHT, IF ANY, TO TRIAL BY JURY, (II) TO OBJECT TO JURISDICTION WITHIN THE COMMONWEALTH OF MASSACHUSETTS OR VENUE IN ANY PARTICULAR FORUM WITHIN THE COMMONWEALTH OF MASSACHUSETTS, AND (III) TO THE RIGHT, IF ANY, TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN ACTUAL

DAMAGES. THE BORROWER AND EACH PARTY AGREES THAT, IN ADDITION TO ANY METHODS OF SERVICE OF PROCESS PROVIDED FOR UNDER APPLICABLE LAW, ALL SERVICE OF PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE MADE BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED DIRECTED TO THE BORROWER AT THE ADDRESS SET FORTH IN ss.22 ABOVE, AND SERVICE SO MADE SHALL BE COMPLETE FIVE (5) DAYS AFTER THE SAME SHALL BE SO MAILED. NOTHING CONTAINED HEREIN, HOWEVER, SHALL PREVENT THE LENDER FROM BRINGING ANY SUIT, ACTION OR PROCEEDING OR EXERCISING ANY RIGHTS AGAINST ANY COLLATERAL AND AGAINST THE BORROWER, AND AGAINST ANY PROPERTY OF THE BORROWER, IN ANY OTHER STATE. INITIATING SUCH SUIT, ACTION OR PROCEEDING OR TAKING SUCH ACTION IN ANY STATE SHALL IN NO EVENT CONSTITUTE A WAIVER OF THE AGREEMENT CONTAINED HEREIN THAT THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS SHALL GOVERN THE RIGHTS AND OBLIGATIONS OF THE BORROWER, EACH PARTY, AND THE LENDER HEREUNDER OR THE SUBMISSION HEREIN BY THE BORROWER AND EACH PARTY TO PERSONAL JURISDICTION WITHIN THE COMMONWEALTH OF MASSACHUSETTS.

      26. HEADINGS. The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

      27. COUNTERPARTS. This Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

      28. ENTIRE AGREEMENT, ETC. The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in ss.29.

      29. CONSENTS, AMENDMENTS, WAIVERS, ETC. Except as otherwise expressly set forth in any particular provision of this Agreement, any consent or approval required or permitted by this Agreement to be given by the Lender may be given, and any term of this Agreement or of any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrower of any terms of this Agreement or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Lender. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No Advance made by the lender hereunder during the continuance of any Default or Event of Default shall constitute a waiver thereof. No notice to or demand upon the

Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

      30. TIME OF THE ESSENCE. Time is of the essence with respect to each and every covenant, agreement and obligation of the Borrower under this Agreement and the other Loan Documents.

      31. SEVERABILITY. The provisions of this Agreement are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

         [The remainder of this page has been left intentionally blank]

      IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as a sealed instrument as of the date first set forth above.

                               WATERFORD PARK, LLC

                               By: /s/ Richard N. Houlding
                                   ---------------------------------------------
                                   Richard N. Houlding, its Manager


                               SEPRACOR, INC.

                               By: /s/ Robert F. Scumaci
                                   ---------------------------------------------
                                   Robert F. Scumaci, Vice President of
                                   Finance and Administration

                                   Exhibit A

                             Construction Schedule

                                   Exhibit B

                             Disbursement Schedule

                                   Exhibit C

                                   [Reserved]

                                   Exhibit D

                                   [Reserved]

                                   Exhibit E

                            Plans and Specifications

                                   Exhibit F

                                 Project Budget

                                   Exhibit G

                             Borrower's Requisition

                                   Exhibit H

                      Contractor's Requisition Certificate

                                   Exhibit I

                                   [Reserved]

                                   Exhibit J

                          Tenant Improvements Summary

                                   Exhibit K

                                   Lien Form

                                   Exhibit L

                                   [Reserved]

                                   Exhibit M

                                   [Reserved]

                                   Exhibit N

                                   [Reserved]

                                 Schedule 8.14

                         Partners, Beneficiaries, Etc.

                           Schedules 8.20S and 8.20B

                               Project Approvals